EXHIBIT 10.2




                             DEPOSIT TRUST AGREEMENT

                             dated as of May 8, 1998

                                     between



                             CRIIMI MAE CMBS Corp.,

        as Depositor and Initial Holder of the Owner Trust Certificates,



                                       and



                            WILMINGTON TRUST COMPANY,

                                as Owner Trustee

                       -----------------------------------


                      CRIIMI MAE COMMERCIAL MORTGAGE TRUST



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                                TABLE OF CONTENTS

                                                                          Page

PRELIMINARY STATEMENT                                                       6
"Accrual Date" shall mean May 1, 1998.                                      7
"Closing Date" shall mean May 8, 1998.                                     10
SECTION 2.2   Transfer of Trust to Owner Trustee.                          15
SECTION 2.4   Execution and Delivery of Owner Trust Certificates.          18
SECTION 3.1   Establishment of Certificate Account: Deposits               22
SECTION 3.2   Permitted Withdrawals From the Certificate Account.          22
SECTION 4.1   Distribution of Payments.                                    23
SECTION 4.2   Payments.                                                    23
SECTION 4.3   Statements to Certificateholders.                            25
SECTION 4.4   Access to Certain Documentation and Information.             26
SECTION 5.1   Notice of Certain Events; Action by the Owner Trustee.       27
SECTION 6.2   Limited Representations or Warranties of the Owner Trustee.  29
SECTION 7.2   Reimbursement and Indemnification of the Owner Trustee.      32
SECTION 8.2   Further Assurances by the Owner Trustee upon Termination.    34
SECTION 9.1   Resignation of the Owner Trustee; Appointment of Successor.  35
SECTION 11.1  Representations and Warranties of the Depositor.             39
SECTION 12.4  Access to Names and Addresses.                               48
SECTION 12.5  Actions of Certificateholders.                               48

                             DEPOSIT TRUST AGREEMENT

DEPOSIT TRUST AGREEMENT, dated as of May 8, 1998, between CRIIMI MAE CMBS Corp., a Delaware corporation, as Depositor and initial holder of the Owner Trust Certificates, and WILMINGTON TRUST COMPANY, a Delaware bank and trust company, as Owner Trustee.

PRELIMINARY STATEMENT

     The Depositor (as defined herein) desires to form the trust to be created hereby (the "Trust") for the purpose of (i) accepting from the Depositor, and holding for the benefit of the Holders (as defined herein) of the Owner Trust Certificates (as defined herein), the Trust Estate (as defined herein), (ii) issuing pursuant to the Indenture (as defined herein) its Commercial Mortgage Bonds, Series 1998-C1 (the "Bonds"), in 12 classes designated as the "Class A-1 Bonds", the "Class A-2 Bonds", the "Class B Bonds", the "Class C Bonds", the "Class D-1 Bonds", the "Class D-2 Bonds", the "Class E Bonds", the "Class F Bonds", the "Class G Bonds", the "Class H-1 Bonds", the "Class H-2 Bonds" and the "Class J Bonds", respectively, and secured by, among other things, a lien on the Pledged Securities (as defined herein), and distributing the Bonds or the proceeds therefrom to the Depositor, (iii) issuing Owner Trust Certificates in two classes designated as the "Class A Certificates" and the "Class R Certificates", respectively, evidencing the entire beneficial ownership interest in the Trust, (iv) consummating certain transactions contemplated by, and performing under, the Operative Agreements (as defined herein) , and (v) engaging in certain activities incidental to the foregoing.

     Wilmington Trust Company, a Delaware bank and trust company, is willing to act as trustee hereunder (in its individual capacity, the "Bank", and solely in its capacity as owner trustee hereunder, with its successors in interest in such capacity and its permitted assigns, the "Owner Trustee") and to accept the Trust created hereby.

     In consideration of the premises and of the mutual agreements herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     All capitalized terms used herein and not otherwise defined, unless the context otherwise requires, shall have the meanings set forth below or in the Indenture. In the event that a capitalized term used herein is defined both in this Deposit Trust Agreement and in the Indenture, the definition appearing herein shall control.

     "Accrual Date" shall mean May 1, 1998.

     "Accrued Bond Interest" shall mean interest accrued and payable on the Bonds from time to time in accordance with the terms of the Indenture.

     "Accrued Certificate Interest" shall mean, with respect to the Class A Certificates for any Payment Date, one month's interest (calculated on the basis of a 360-day year consisting of twelve 30-day months) at 7.00% per annum on the Aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Payment Date.

     "Administrative Expenses" shall mean the Indenture Trustee Fee, the Owner Trustee Fee and the Management Fee and the ongoing fees of the Rating Agency payable under the Indenture.

     "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the meaning of "control".

     "Agent" shall mean any agent or attorney of the Owner Trustee appointed by the Owner Trustee to execute one or more of the trusts or powers hereunder.

     "Aggregate Certificate Principal Balance" shall mean, with respect to the Class A Certificates, as of any date of determination, the then aggregate principal balance of all Class A Certificates. The initial Aggregate Certificate Principal Balance of the Class A Certificates shall be $70,889,000.00. The Aggregate Certificate Principal Balance of the Class A Certificates shall be reduced on each Payment Date by the amount of any payments of principal made thereon on such date pursuant to Section 4.2, and shall be further reduced on each Payment Date by the amount, if any, that the Aggregate Certificate Principal Balance of the Class A Certificates immediately following the payments of principal to be made on such Owner Trust Certificates on such Payment Date, exceeds the Overcollateralization Amount that will be outstanding immediately following such Payment Date.

     "Aggregate Collateral Principal Amount" shall have the meaning assigned to such term in the Indenture.

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     "Agreement"  shall mean this Deposit  Trust  Agreement,  as the same may be amended or supplemented from time to time.

     "Available Funds" shall have the meaning assigned to such term in the Indenture.

     "Bank" shall have the meaning assigned to that term in the preliminary statement above.

     "Bankruptcy Code" shall mean the Bankruptcy Code of 1978, Title 11 of the United States Code, as amended from time to time.

     "Bond Account" shall mean the segregated trust account established in the name of the Indenture Trustee pursuant to Section 15 of the Terms Indenture.

     "Bond Register" shall mean the register of Bonds maintained pursuant to the Indenture.

     "Bondholder" shall mean those persons or entities holding the Bonds from time to time as shown on the Bond Register maintained under the Indenture.

     "Bonds" shall have the meaning assigned to that term in the preliminary statement above.

     "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in Rockville, Maryland, New York, New York, or any other city in which the Corporate Trust Office is then located, are authorized or obligated by law or executive order to be closed.

     "Business  Trust Statute"  shall have the meaning  assigned to that term in
Section 2.1.

     "Certificate Account" shall mean the segregated trust account established in the name of the Owner Trustee pursuant to Section 3.1 of this Deposit Trust Agreement and maintained with the corporate trust department of a federal depository or state chartered depository institution or trust company having corporate trust powers acting in its fiduciary capacity and, in the case of a state chartered depository institution or trust company, subject to regulations regarding fiduciary funds on deposit therein substantially similar to Title 12 of the Code of Federal Regulations Section 9.10(b).

     "Certificate  of Trust"  shall have the  meaning  assigned  to that term in
Section 2.1.

     "Certificate Register" and "Certificate  Registrar" shall mean the register
of  Owner  Trust   Certificates   maintained,   and  the  registrar   appointed,
respectively, pursuant to Section 12.1.

     "Certificateholder" or "Holder" shall mean, with respect to any Owner Trust Certificate, the Person in whose name such Owner Trust Certificate is registered on the

Certificate Register. Initially, the Depositor shall be the sole Holder of all the Owner Trust Certificates.

     "Certificateholder Funds" shall mean, with respect to any Payment Date, an amount equal to all amounts on deposit in the Certificate Account as of the commencement of business on such Payment Date, net of (i) any amounts payable or reimbursable to the Owner Trustee from the Certificate Account pursuant to
Section 7.2 hereunder and (ii) any amounts deposited in the Certificate Account in error.

     "Class" shall mean all of the Owner Trust Certificates or Bonds, as the case may be, having the same alphabetical and/or numerical class designation.

     "Class A-1 Bonds" shall mean the Bonds so designated under the Indenture and issued pursuant thereto.

     "Class A-2 Bonds" shall mean the Bonds so designated under the Indenture and issued pursuant thereto.

     "Class B Bonds" shall mean the Bonds so designated under the Indenture and issued pursuant thereto.

     "Class C Bonds" shall mean the Bonds so designated under the Indenture and issued pursuant thereto.

     "Class D-1 Bonds" shall mean the Bonds so designated under the Indenture and issued pursuant thereto.

     "Class D-2 Bonds" shall mean the Bonds so designated under the Indenture and issued pursuant thereto.

     "Class E Bonds" shall mean the Bonds so designated under the Indenture and issued pursuant thereto.

     "Class F Bonds" shall mean the Bonds so designated under the Indenture and issued pursuant thereto.

     "Class G Bonds" shall mean the Bonds so designated under the Indenture and issued pursuant thereto.

     "Class H-1 Bonds" shall mean the Bonds so designated under the Indenture and issued pursuant thereto.

     "Class H-2 Bonds" shall mean the Bonds so designated under the Indenture and issued pursuant thereto.

     "Class J Bonds" shall mean the Bonds so designated under the Indenture and issued pursuant thereto.

     "Class A Certificate" shall mean any of the Owner Trust Certificates with a "Class A" designation on the face thereof, executed by the Owner Trustee and authenticated by the Certificate Registrar, substantially in the form of Exhibit A-1 attached hereto.

     "Class R Certificate" shall mean any of the Owner Trust Certificates with a "Class R" designation on the face thereof, executed by the Owner Trustee and authenticated by the Certificate Registrar, substantially in the form of Exhibit A-2 attached hereto.

     "Closing Date" shall mean May 8, 1998.

     "CMBS" shall mean CRIIMI MAE CMBS Corp., a Delaware corporation, and its successors in interest.

     "CMM 96-C1 Payment Date" shall have the meaning assigned to such term in the Indenture.

     "Code" shall mean the Internal Revenue Code of 1986.

     "Collection Period" shall have the meaning assigned to such term in the Indenture.

     "Contribution Agreement" shall mean the contribution agreement, dated as of May 8, 1998, between CRIIMI MAE Inc. and the Depositor, pursuant to which CRIIMI MAE Inc. contributed the Pledged Securities, together with certain other assets, to the Depositor.

     "Corporate Trust Office" shall mean the principal corporate trust office of the Owner Trustee at which, at any particular time, its corporate trust business is administered, which office at the date hereof is located at the address of the Owner Trustee set forth in Section 13.4.

     "Depositor" shall mean CMBS.

     "Deposit Trust Agreement" shall mean this Deposit Trust Agreement, as the same may be amended or supplemented from time to time.

     "Depository" shall have the meaning assigned thereto in the Indenture.

     "Depository Participant" shall have the meaning assigned thereto in the Indenture.

     "Depository Representation Letter" shall mean the Letter of Representations dated May 8, 1998 among the Trust, the Indenture Trustee and initial Depository in connection with the issuance of the Class A-1, Class A-2, Class B and Class C Bonds.

     "Eligible Trustee" shall mean a bank (within the meaning of Section 2(a)(5) of the 1940 Act) that meets the requirements of Section 26(a)(1) of the 1940 Act, that is not an Affiliate of the Depositor or an Affiliate of any Person involved in the organization or operation of the Depositor, that is organized and doing business under the laws of any state or the United States of America, that is authorized under such laws to exercise corporate trust powers and to accept the trust conferred under this Deposit Trust Agreement, that has a combined capital, surplus and undivided profits of at least $100,000,000 and that is subject to supervision or examination by federal or state authority. If such bank publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this definition the combined capital, surplus and undivided profits of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

     "Governmental Authority" shall mean any government, or any commission, authority, board, agency, division, subdivision or any court or tribunal of the government, of the United States of America or of any state, territory, city, municipality, county or town thereof or of the District of Columbia, or of any foreign jurisdiction, including the employees or agents thereof.

     "Indenture" shall mean that certain Terms Indenture, dated as of May 8, 1998 (the "Terms Indenture"), between the Owner Trustee, on behalf of the Trust, and the Indenture Trustee, on behalf of the Bondholders, as it incorporates by reference certain standard indenture provisions applicable to collateralized mortgage obligations issuable (in series) by owner trusts established by CMBS, dated as of May 8, 1998 (the "Standard Indenture Provisions").

     "Indenture Default" shall mean an "Issuer Event of Default" under the Indenture.

     "Indenture Trustee" shall mean LaSalle National Bank, in its capacity as trustee under the Indenture, or its successor in interest, or any successor trustee appointed as provided in the Indenture.

     "Indenture Trustee Fee" shall mean the monthly fee payable to the Indenture Trustee as provided in the Indenture.

     "Independent" shall mean when used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Manager and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor, the Manager or any Affiliate thereof, and (iii) is not connected with the Depositor, the Manager or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Manager or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor or the Manager or any Affiliate thereof, as the case may be. The Issuer may rely, in the performance of any duty hereunder, upon the statement of any Person contained in any certificate or opinion that such person is Independent according to this definition.

     "IRS" shall mean the Internal Revenue Service.

     "Lien" shall mean any lien, pledge, encumbrance or security interest on or in any particular asset or property.

     "Manager" shall mean the Person acting as the "Manager" from time to time under the Management Agreement, which initially shall be CRIIMI MAE Services Limited Partnership.

     "Management Agreement" shall mean the management agreement, dated as of May 8, 1998, between the Owner Trustee (on behalf of the Trust) and the Manager, pursuant to which the Manager shall perform various obligations of the Trust under the Indenture.

     "Management Fee" shall mean the monthly fee payable to the manager under the Management Agreement.

     "1933 Act" shall mean the Securities Act of 1933, as amended.

     "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

     "1940 Act" shall mean the Investment Company Act of 1940, as amended.

     "Officers' Certificate" shall mean a certificate signed on behalf of the applicable entity by two officers, one of whom shall be the Chairman of the Board, the Vice Chairman of the Board, the President, any Vice President or Managing Director, an Assistant Vice President or any other authorized officer (however denominated) and the other of which shall be by the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries, or, in either case, another officer customarily performing functions similar to those performed by any of the above designated officers or, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Operative Agreements" shall mean, collectively, this Deposit Trust Agreement, the Owner Trust Certificates, the Indenture, the Bonds, the Management Agreement, the Contribution Agreement, the Pledged Security Agreements, the Pledged Securities, the Depository Representation Letter and the Purchase Agreement, as each of them may, from time to time, be amended or supplemented.

     "Opinion of Counsel" shall mean a written opinion of counsel, who may, without limitation, but subject to the requirements of the Indenture, be employees or other counsel for the Depositor which are reasonably acceptable to the Owner Trustee. The cost of such opinion shall be borne by the Depositor.

     "Overcollateralization Amount" shall have the meaning assigned to such term in the Indenture.

     "Owner Trust Certificates" shall mean the Class A and Class R Certificates issued hereunder.

     "Owner Trustee" shall have the meaning assigned to that term in the preliminary statement above.

     "Owner Trustee Fee" shall be an amount set forth in the Fee Agreement, dated as of May 8, 1998, between Wilmington Trust Company and the Depositor.

     "Payment Date" shall mean the second business day following the end of each Collection Period. The first Payment Date is July 2, 1998.

     "Percentage   Interest"  shall  mean,  with  respect  to  any  Owner  Trust
Certificate, the percentage interest in the related Class evidenced by such Owner Trust Certificate as specified on the face thereof.

     "Person" shall mean any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Pledged Security" shall mean any one of the pass-through certificates or bonds conveyed to the Owner Trustee by the Depositor pursuant to the Section 2.2(b), as from time to time are held as a part of the Trust Estate and as are more fully described on Schedule I attached hereto.

     "Pledged Security Agreement" shall mean with respect to any Pledged Security, the pooling and servicing agreement, trust agreement, indenture or other governing agreement, together with all exhibits thereto, pursuant to which such Pledged Security was issued.

     "Purchase Agreement" shall mean the purchase agreement, dated May 6, 1998, between the Purchasers, as purchasers of all of the Class A-1 and Class A-2 Bonds and $60,000,000 of the Class B Bonds, and CRIIMI MAE Inc..

     "QIB": A qualified institutional buyer within the meaning of Rule 144A under the 1993 Act.

     "QRS" shall mean a qualified REIT subsidiary within the meaning of Section 856(i) of the Code.

     "Rating Agency" shall have the meaning assigned to such term in the Indenture.

     "Record Date" shall mean, with respect to any Class of Owner Trust Certificates for any Payment Date, the fifth Business Day preceding such Payment Date.

     "REIT"  shall mean a real  estate  investment  trust  within the meaning of
Section 856(a) of the Code.

     "Responsible Officer" shall mean any officer of the Owner Trustee assigned to the Corporate Trust Office with direct responsibility for the administration of this Deposit Trust Agreement and also, with respect to a particular matter, any officer of the Owner Trustee employed within the Corporate Trust Office, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a responsible Officer, such an officer whose name appears on a list of corporate trust officers furnished to the Depositor and the Indenture Trustee by the Owner Trustee, as such list may from time to time be amended.

     "Treasury Regulations" shall mean temporary, proposed or final regulations of the United States Department of the Treasury.

     "Transfer" shall mean any direct or indirect transfer or other form of assignment of any Owner Trust Certificate.

     "Trust"  shall  mean  the  trust   established  under  this  Deposit  Trust
Agreement.

     "Trust Estate" shall mean the corpus of the trust created as of the Closing Date and to be administered hereunder, consisting of: all the estate, right, title and interest of the Depositor in, to and under (a) the Pledged Securities and all payments thereon from and after the commencement of the initial Collection Period, (b) the Operative Agreements (i) to which the Depositor is a party or (ii) of which the Depositor is beneficiary, including the right to receive all income on the Pledged Securities, (iii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and (iv) all proceeds of every kind and nature whatsoever in respect thereof, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of the foregoing.

     "UCC Financing Statement" shall mean a financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction.

     "Uniform Commercial Code" shall mean the Uniform code as in effect in any applicable jurisdiction.

     "Voting Rights" shall mean that portion of the voting rights of all the Owner Trust Certificates which is allocated to any particular Owner Trust Certificate. At any particular time during the term of this Deposit Trust Agreement, the Holders of the Class A Certificates shall be entitled to that percentage of the Voting Rights, not greater than 100% or less than 0%, equal to the then Aggregate Certificate Principal Balance of the Class A Certificates, divided by the then Overcollateralization Amount, and the remaining Voting Rights shall be allocated to the Holders of the Class R Certificates. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Owner Trust Certificates.

                                   ARTICLE II

               AUTHORITY TO EXECUTE AND PERFORM VARIOUS DOCUMENTS;

                    DECLARATION OF BUSINESS TRUST BY THE BANK

     SECTION 2.1 Declaration of Business Trust by the Bank. The Trust will be known as "CRIIMI MAE Commercial Mortgage Trust," in which name the Owner Trustee may conduct the affairs of the Trust. Wilmington Trust Company is hereby appointed to hold and agrees to hold the Trust Estate as Owner Trustee in trust upon the terms and conditions and for the use and benefit of the Certificateholders as herein set forth.

     It is the intention of the parties hereto that the trust created by this Agreement constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. This Declaration of Business Trust is not intended to create a partnership or a joint-stock association. As soon as practicable after the date hereof, the Owner Trustee shall file the Certificate of Trust required by Section 3910(a) of the Business Trust Statute, in the office of the Secretary of State of the State of Delaware (the "Certificate of Trust"). Effective as of the date hereof, the Owner Trustee shall have all the rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. For purposes of this Declaration of Business Trust, "Business Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss. 3801 et seq. as the same may be amended from time to time.

     SECTION 2.2 Transfer of Trust to Owner Trustee.

     (a) Effective as of the date hereof, the Depositor does hereby sell, grant, assign, transfer, and otherwise convey to, and deposit with, the Owner Trustee, and it successors, until this Deposit Trust Agreement terminates pursuant to
Section 8.1, the entire Trust Estate, such conveyance to be made in exchange for the Bonds and the Owner Trust Certificates. Such assignment includes, without limitation, all amounts payable to and all rights of the holders of the Pledged Securities pursuant to the related Pledged Securities Agreements.

     In connection with such transfer and assignment, the Depositor does hereby deliver or cause to be delivered to, and deposit or cause to be deposited with, the Owner Trustee (or, at the direction of the Owner Trustee, to and with the Indenture Trustee on behalf of the Trust pursuant to the Indenture) each of the following documents or instruments relating to each Pledged Security:

     (i) either (A) if such Pledged Security is held in fully registered, certificated form, a duly issued and authenticated physical certificate evidencing such Pledged Security endorsed to "LaSalle National Bank, as Indenture Trustee under the Indenture, dated as of May 8, 1998, relating to CRIIMI MAE Commercial Mortgage Trust, Commercial Mortgage Bonds, Series 1998-C1" or its nominee, together with such Opinions of Counsel and other documents as shall be necessary to cause registration of transfer of such Pledged Security to the Indenture Trustee to be made and to obtain a duly issued and authenticated physical certificate evidencing such Pledged Security registered in the name of the Indenture Trustee or its nominee: or (B) if such Pledged Security is held in book-entry form, such instruments of transfer, directions, certificates or other documents as are necessary to cause registration of transfer of such Pledged Security on the books and records of the Depository and applicable Depository Participant (including, without limitation, the entity through whom the Indenture Trustee holds book-entry securities with the Depository). If any Pledged Security is not accepted for transfer by the applicable registrar, the Indenture Trustee, with such assistance of the Company and the Issuer as it may reasonably request, shall resubmit such Pledged Security for registration of transfer; provided, however, that the Company shall bear the sole responsibility for correcting any mistakes or completing any deficiencies that caused the rejection of a request for transfer;

     (ii) a Uniform Commercial Code Financing Statement covering the Trust Estate, executed by the Depositor as debtor in favor of the Trust as secured party and the Indenture Trustee as its assignee;

     (iii) a copy (which may be on electronic media) of the related Pledged Security Agreement; and

     (iv) all other items relating to the foregoing as reasonably required by the Owner Trustee or the Indenture Trustee.

     (b) The conveyance of the Pledged Securities and all other assets constituting the Trust Estate by the Depositor as contemplated hereby is absolute and is intended by the parties to constitute a sale of the Pledged Securities and all other assets constituting the Trust Estate by the Depositor to the Trust, such conveyance to be made in exchange for the Bonds and the Owner Trust Certificates. It is, further, not intended that such conveyance be deemed a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Deposit Trust Agreement. The Depositor also intends and agrees that, in such event, (i) this Deposit Trust Agreement shall constitute a security agreement under applicable law, (ii) the Depositor shall be deemed to have granted to the Owner Trustee on behalf of the Trust a first priority security interest in the Depositor's entire right, title and interest in and to the assets constituting the Trust Estate, including, without limitation, the Pledged Securities and all payments thereon from and after June 1, 1998, (iii) the possession by the Owner Trustee on behalf of the Trust (or any subsequent assignee, including, without limitation, the Indenture Trustee) or its agent of the Pledged Securities and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law, and (iv) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the

Owner Trustee on behalf of the Trust (or any subsequent assignee, including, without limitation, the Indenture Trustee) for the purpose of perfecting such security interest under applicable law. The Depositor shall, to the extent consistent with this Deposit Trust Agreement, take such reasonable actions as may be necessary to ensure that, if this Deposit Trust Agreement were deemed to create a security interest in the Pledged Securities and the other assets of the Trust Estate, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the life of this Deposit Trust Agreement.

     (c) The Owner Trustee hereby acknowledges the receipt by it of the Trust Estate and such other documents and instruments referenced above, and declares that it holds and will hold the Trust Estate and such documents and instruments and that it holds and will hold all other assets and documents to be included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

     (d) Except as expressly provided in Section 8.1, neither the Depositor nor any Certificateholder shall be able to revoke the Trust established hereunder. Except as provided in Sections 4.2 and 8.1 hereof, the Owner Trustee shall not assign, sell, dispose of or transfer any interest in, nor may the Depositor or any Certificateholder withdraw from the Trust, any Pledged Security or other asset constituting the Trust Estate. Except as contemplated by the Indenture, the Owner Trustee shall not permit the Pledged Securities or any other asset constituting the Trust Estate to be subjected to any lien, claim or encumbrance arising by, through or under the Owner Trustee or any person claiming by, through or under the Owner Trustee.

     SECTION 2.3 Authority to Execute and Perform Various Documents. The Depositor hereby authorizes and directs the Owner Trustee or (in the case of tax administration matters, its agent) (i) to execute and deliver, as trustee for and on behalf of the Certificateholders, the Operative Agreements to which the Trust is a party and all other agreements, documents, instruments and certificates contemplated to be executed and delivered by the Trust pursuant to the Operative Agreements and, pursuant to the terms of the Indenture, to execute, issue and deliver to the Indenture Trustee the Bonds (each such Operative Agreement and the Bonds to be in the form approved by the Depositor);
(ii) to execute and deliver the Owner Trust Certificates to the Depositor; (iii) as and to the extent provided in the Indenture, to pledge the Trust Estate as security for repayment of the Bonds and, in connection therewith, to deliver (or cause to be delivered) to the Indenture Trustee each of the documents and instruments contemplated by the Granting Clause of the Indenture; (iv) to take whatever action shall be required to be taken by the Owner Trustee by the terms of, and exercise its rights and perform its duties under, each of the documents, agreements, instruments and certificates referred to in clauses (i) through
(iii) above as set forth in such documents, agreements, instruments and certificates; and (v) subject to the terms of this Deposit Trust Agreement, to take such other action in connection with the foregoing as the Certificateholders may from time to time direct.

     SECTION  2.4   Execution   and   Delivery  of  Owner  Trust   Certificates.

     (a) The Owner Trustee shall, on the date hereof, execute and cause to be authenticated and delivered to and upon the order of the Depositor, the Owner Trust Certificates in authorized denominations evidencing the entire beneficial ownership of the Trust. The Owner Trust Certificates will consist of two Classes designated as the "Class A Certificates" and the "Class R Certificates". The rights of the respective Classes of Certificateholders to receive distributions from the proceeds of the Trust in respect of their Owner Trust Certificates, and all ownership interests of the respective Classes of Certificateholders in such distributions, shall be as set forth in this Deposit Trust Agreement.

     (b) The Owner Trust Certificates will be substantially in the respective forms attached hereto as Exhibits A-1 and A-2; provided that any of the Owner Trust Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Deposit Trust Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Owner Trust Certificates are admitted to trading, or to conform to general usage. The Owner Trust Certificates will be issuable in registered form only, representing not less than a 25% Percentage Interest in the relevant Class.

     (c) Each Owner Trust Certificate may be printed or in typewritten or similar form, and each Owner Trust Certificate shall, upon original issue, be executed by the Owner Trustee and authenticated by the Certificate Registrar and delivered to or upon the order of the Depositor. All Owner Trust Certificates shall be executed by manual or facsimile signature on behalf of the Trust by an authorized officer of the Owner Trustee, not individually, but solely as Owner Trustee hereunder. Owner Trust Certificates bearing the signatures of individuals who were at any time the proper officers of the Owner Trustee shall bind the Owner Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Owner Trust Certificates or did not hold such offices at the date of such Owner Trust Certificates. No Owner Trust Certificates shall be entitled to any benefit under this Deposit Trust Agreement, or be valid for any purpose, unless there appears on such Owner Trust Certificate a certificate of authentication in the form set forth on the signature page of the form of Owner Trust Certificates attached as Exhibit A-1 and Exhibit A-2, executed by the Certificate Registrar by manual signature, and such certificate of authentication upon any Owner Trust Certificate shall be conclusive evidence, and the only evidence, that such Owner Trust Certificate has been duly authenticated and delivered hereunder. All Owner Trust Certificates shall be dated the date of their authentication.

     SECTION 2.5 Activities of the Trust and the Depositor. It is the intention of the parties hereto that the Trust shall not engage in any business or activities other than in connection with, or relating to, the purposes specified in Section 2.3. The operations of the Trust and the Depositor will be conducted in accordance with the following standards (and the Owner Trustee and the Depositor hereby agree to use their best efforts to cause the operations of the Trust to be conducted in accordance herewith):

     (i) The Trust shall observe all procedures required by this Deposit Trust Agreement.

     (ii) Except as otherwise provided in Sections 5.1 and 5.4, the business and affairs of the Trust shall be managed by or under the direction of the Owner Trustee. Except as otherwise expressly provided in this Deposit Trust Agreement, the Depositor will have no authority to act for, or to assume any obligation or responsibility on behalf of the Owner Trustee.

     (iii) The Trust shall keep correct and complete books and records of accounts and minutes of the meetings and other proceedings of its trustees, separate from those of the Depositor, any subsidiary, affiliate or separate account of the Depositor or any other owner of an Owner Trust Certificate. Any such resolutions, agreements and other instruments will be continuously maintained as official records by the Trust.

     (iv) The Trust will pay its own operating expenses, if any, and liabilities from its own separate assets, although CRIIMI MAE has paid and may pay certain expenses related to the formation of the Trust and the offering and issuance of the Bonds.

     (v) The Depositor will pay its own operating expenses, if any, and liabilities from its own separate assets, although CRIIMI MAE has paid certain expenses related to the formation of the Depositor and may pay certain expenses related to the offering and issuance from time to time of securities by trusts established by the Depositor (including the Trust).

     (vi) The Trust shall conduct is business under names or tradenames so as not to mislead others as to the identity of the Trust. Without limiting the generality of the foregoing, all oral and written communications, including letters, invoices, purchase orders, contracts, statements, and applications will be made solely in the name of the Trust if related to the Trust. The Depositor and the Trust each will have separate stationery and other business forms.

     (vii) The Depositor will not hold itself out, or permit itself to be held out, as having agreed to pay or as being liable for the debts of the Trust. The Trust will not hold itself out, or permit itself to be held out, as having agreed to pay or as being liable for the debts of any of its Affiliates. Except as otherwise contemplated in the Operative Agreements, the Trust will not permit any of its Affiliates to guarantee any obligations or debts of the Trust, or indemnify any person or entity for losses resulting therefrom, and the Trust will not guarantee any of the obligations or debts of any of its Affiliates, or indemnify any person for losses resulting therefrom. The Trust will continue to maintain an arm's-length relationship in any future dealings it may have with any of its Affiliates.

     (viii) The Trust shall act solely in its name and through its or the Owner Trustee's duly authorized officers or agents in the conduct of its business. The Trust will not: (A) operate or purport to operate as an integrated, single economic unit with respect to the Depositor or any other affiliated or unaffiliated entity; (B) seek or obtain credit or incur any obligation to any third party based upon the assets of the Depositor; or (C) induce any such third party to reasonably rely on the creditworthiness of the Depositor or any other affiliated or unaffiliated entity.

     (ix) The Trust shall maintain its principal place of business in the state of Delaware.

     (x) The Trust and the Depositor shall keep separate their respective funds and other assets and shall not commingle such funds and other assets with those of any other Affiliates thereof.

     (xi) If and to the extent applicable, the Trust shall cause the preparation of financial statements that are separate from those of the Depositor and any other Affiliates (although it may be presented as part of the consolidated financial statements of an Affiliate).

     (xii) The Trust shall not engage in any transaction with an Affiliate on any terms other than would be obtained in arm's-length transaction with a non-Affiliate.

     (xiii) The Trust shall not acquire obligations or securities of its partners, members or shareholders.

     (xiv) The Trust shall incur no indebtedness other than the Bonds and indebtedness in the ordinary course of business relating to its business purpose.

     (xv) The Trust will (A) maintain separate trust records and books of account from those of its affiliates and (B) maintain its office separate and distinct from the offices of, or any space occupied by, its Affiliates.

     (xvi) None of the assets of the Trust will be commingled with those of its Affiliates nor shall any of such Affiliates' assets be commingled with those of the Trust.

     (xvii) The Trust will not hold itself out, or permit itself to be held out, as having agreed to pay or as being liable for the debts of the Depositor. The Depositor has not held itself out, will not hold itself out, or permit itself to be held out, as having agreed to pay or as being liable for the debts of any of its Affiliates. Except as otherwise contemplated in the Agreements, the Depositor will not permit any of its Affiliates to guarantee any obligations or debts of the Depositor, or indemnify any person or entity for losses resulting therefrom, and the Depositor will not guarantee any of the obligations or debts of any of its Affiliates, or indemnify any person for losses resulting therefrom. The Depositor will continue to maintain an arm's-length relationship in any future dealings it may have with any of its Affiliates.

     (xviii) All arrangements and agreements between the Trust and its Affiliates will be evidenced by a written agreement. Accordingly, no Affiliate of the Trust will provide the Trust with any service, or make any equipment, property or other assets available to the Trust, or vice versa, and the Trust will not use any assets or funds owned by its Affiliates or vice versa, unless there is a written agreement evidencing the arm's length nature of the specific transaction.

     (xix) The Trust will observe all procedures required of a business trust under Delaware law and maintain its existence in good standing under the laws of Delaware.

                                   ARTICLE III

                      ESTABLISHMENT OF CERTIFICATE ACCOUNT

          SECTION 3.1       Establishment of Certificate Account: Deposits
                                    in Certificate Account.

     The Owner Trustee, for the benefit of the Certificateholders, shall establish and maintain one or more non-interest bearing trust accounts (collectively, the "Certificate Account"), entitled "Wilmington Trust Company, in trust for the registered holders of CRIIMI MAE Commercial Mortgage Trust Owner Trust Certificates" and held in trust by the Owner Trustee for the benefit of the Certificateholders. The Owner Trustee shall cause the following payments and collections to be deposited directly into the Certificate Account: (1) all distributions to the Trust as issuer of the Bonds received from the Indenture Trustee from time to time pursuant to the Indenture; (2) any payments (if any) received on the Pledged Securities from time to time after the commencement of the initial Collection Period pursuant to the respective Pledged Security Agreements; and (3) any other amounts specifically required to be deposited in the Certificate Account hereunder. The foregoing requirements for deposit in the Certificate Account shall be exclusive.

     SECTION 3.2 Permitted Withdrawals From the Certificate Account.

     The Owner Trustee may from time to time withdraw funds from the Certificate Account for the following purposes:

     (i) to make payments on the Owner Trust Certificates in the amounts and in the manner provided for in Section 4.2 hereunder;

     (ii) to pay itself any unpaid Owner Trustee Fees, but only to the extent of amounts in the Certificate Account representing amounts received in respect of the Pledged Securities;

     (iii) to reimburse or indemnify the Owner Trustee for expenses and other liabilities incurred by and reimbursable to the Owner Trustee, pursuant to
Section 7.2 hereunder, except as otherwise provided in such section; and

     (iv) to clear and terminate the Certificate Account upon the termination of this Agreement.

     On each Payment Date, the Owner Trustee shall withdraw all funds from the Certificate Account and shall use such funds withdrawn from the Certificate Account only for the purposes described in this Section 3.2 and Section 4.2 hereunder.

                                   ARTICLE IV

                      RECEIPT, DISTRIBUTION AND APPLICATION

                         OF INCOME FROM THE TRUST ESTATE

                  SECTION 4.1       Distribution of Payments.

     (a) In the event that, following the commencement of the initial Collection Period and prior to the Lien on the Trust Estate under the Indenture having been discharged and released, any payments on account of the Pledged Securities are received directly (rather than through the Indenture Trustee) by the Owner Trustee, the Depositor or a Certificateholder, the Person so receiving such payment shall, promptly upon receipt, deliver such payment over to the Indenture Trustee without deduction, set-off or adjustment of any kind.

     (b) Pursuant to the terms of the Indenture, after payment by the Indenture Trustee of all required payments on the Bonds on each Payment Date, the remaining Available Funds in the Bond Account will be remitted by the Indenture Trustee to the Owner Trustee for application as provided in Section 3.2 (including, without limitation, payment to the Certificateholders in accordance with Section 4.2 hereunder). The Owner Trustee may direct the Indenture Trustee to distribute such remaining Available Funds on any such Payment Date in a manner consistent with Sections 3.2 and 4.2 (as if such remaining Available Funds were on deposit in the Certificate Account); and, in connection therewith, such remaining Available Funds shall be deemed to have been deposited in the Certificate Account and subsequently withdrawn to make such distributions.

     SECTION 4.2 Payments.

     (a) On each Payment Date (or, if the payments from the Indenture Trustee on such Payment Date contemplated by Section 4.1(b) shall have been received after 2:00 p.m., New York City time on such Payment Date, as soon as practically possible, but in no event more than one Business Day, following receipt), the Owner Trustee (or its Agent) shall withdraw from the Certificate Account all Certificateholder Funds then on deposit therein, and the Owner Trustee (or its Agent) shall pay such Certificateholder Funds to the respective Classes of Certificateholders for the following purposes and in the following order, in each case to the extent of remaining available funds:

     (i) to the Holders of the Class A Certificates in respect of interest, up to an amount equal to all Accrued Certificate Interest in respect of each such Class of Owner Trust Certificates for the related Payment Date and, to the extent not previously paid, for all prior Payment Dates;

     (ii) if all the Bonds have been retired, to the Holders of the Class A Certificates in respect of principal, up to an amount equal to the lesser of (A) the Aggregate Certificate Principal Amount of the Class A Certificates
immediately   prior  to  such   Payment   Date  and  (B)  the  portion  of  such

Certificateholder Funds that represents distributions of principal on the Pledged Securities; and

     (iii) to the Holders of the Class R Certificates, in an amount equal to the remaining portion, if any, of the Certificateholder Funds for such Payment Date.

     Payments made after the Payment Date on which they were scheduled to be made as permitted by the parenthetical in the first sentence of this Section 4.2(a), shall be deemed to have been made on such Payment Date.

     (b) All payments made with respect to any Class of Owner Trust Certificates on any Payment Date shall be allocated pro rata among the Certificates based upon their respective Percentage Interests. Payments to the Certificateholders on each Payment Date will be made to the Certificateholders of record on the related Record Date. Payments to any Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Owner Trustee in writing at least five Business Days prior to the related Record Date and if such Certificateholder is the registered owner of Owner Trust Certificates representing at least 33 1/3% Percentage Interest in any Class thereof, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final payment on each Owner Trust Certificate will be made in like manner, but only upon presentation and surrender of such Owner Trust Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final payment.

     (c) Whenever the Owner Trustee expects that the final payment with respect to the Certificates will be made on the next Payment Date, whether in connection with the final distribution on the last class of Pledged Securities remaining outstanding or upon a termination of the Trust at the direction of the Certificateholders in accordance with Section 8.1, the Owner Trustee (or its Agent) shall mail to each Holder on such date of the Owner Trust Certificates a notice to the effect that:

     (i) the Owner Trustee expects that the final payment with respect to the Owner Trust Certificates will be made on such Payment Date but only upon presentation and surrender of the Owner Trust Certificates at the office of the Owner Trustee therein specified, and

     (ii) no interest shall accrue on the Owner Trust Certificates from and after such Payment Date.

Upon presentation and surrender of the Owner Trust Certificates by the Certificateholders on the Final Payment Date in respect of the Owner Trust Certificates, the Owner Trustee shall distribute to the Certificateholders the amounts otherwise distributable on such Payment Date pursuant to Section 4.2(a). Any funds not distributed on such Payment Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders. If any Owner Trust Certificate, as to which notice has been given pursuant to this Section 4.2(c) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Owner Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the
Certificate Register, to surrender their Owner Trust Certificates for cancellation in order to receive, from such funds held, the final payment with respect thereto. If within one year after the second notice any Owner Trust Certificate shall not have been surrendered for cancellation, the Owner Trustee shall directly or through an agent, take reasonable steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Owner Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee shall segregate all amounts distributable to the Holders thereof and shall thereafter hold such amounts uninvested for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Owner Trust Certificates for final payment thereof in accordance with this Section 4.2(c).

     SECTION 4.3 Statements to Certificateholders.

     On each Payment Date, the Owner Trustee (or its Agent) shall prepare, and shall forward by mail, a statement to each Certificateholder, to the Depositor and to the Rating Agency stating:

     (i) the Certificateholder Funds for such Payment Date;

     (ii) the aggregate amounts of interest and principal paid to the Holders of the Class A Certificates on such Payment Date;

     (iii) the aggregate amount of any distributions to the Holders of the Class R Certificates on such Payment Date;

     (iv) the Aggregate Certificate Principal Balance of the Class A Certificates after giving effect to payments of principal and other reductions in respect of the Aggregate Certificate Principal Balance of such Owner Trust Certificates (all in accordance with the definition of "Aggregate Certificate Principal Balance") on such Payment Date; and

     (v) the amount of the Owner Trustee Fees received by the Owner Trustee since the preceding Payment Date and any unpaid Owner Trustee Fees then due and owing to the Owner Trustee.

     In addition, the Owner Trustee promptly (and, in any event, within five Business Days of receipt) shall furnish to Certificateholders and the Depositor copies of any notices, statements, reports or other communications received by the Owner Trustee on behalf of the Trust as issuer of the Bonds or as owner of the Pledged Securities, including, without limitation, any such notices,
statements,   reports  or  other  communications  relating  to  the  Bonds,  the

Indenture, the Pledged Securities, the Pledged Security Agreements or the other assets of the Trust Estate.

     On or before March 31st of each calendar year, beginning with calendar year 1999, the Owner Trustee (or its Agent) shall prepare, or cause to be prepared, and deliver, or cause to be delivered, by first class mail to each Person who at any time during the previous calendar year was a Certificateholder of record a statement containing the information required to be contained in the regular monthly report to Certificateholders, as set forth in clause (ii) or clause
(iii), as applicable, above aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Owner Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Owner Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

     SECTION 4.4 Access to Certain Documentation and Information.

     The Owner Trustee shall provide to the Certificateholders access to the all reports, documents and records maintained by the Owner Trustee in respect of its duties hereunder, such access being afforded without charge but only upon reasonable written request and during normal business hours at offices designated by the Owner Trustee.

     SECTION 4.5 Compliance with Withholding Requirements. In the event that the Owner Trustee is required (whether on liquidation of the Trust or otherwise) to make payments to the Depositor or the Certificateholders, notwithstanding any other provisions of this Deposit Trust Agreement, the Owner Trustee (or its Agent) shall comply with all federal withholding requirements with respect to payments to the Depositor or the Certificateholders that the Owner Trustee reasonably believes are applicable under the Code. The consent of the Depositor or the Certificateholders, as the case may be, shall not be required for any such withholding. The parties hereto understand and agree that the Owner Trustee shall not be required to gross up any such payments or the amount of such withholding (or any other amounts).

                                    ARTICLE V

                           DUTIES OF THE OWNER TRUSTEE

    SECTION 5.1       Notice of Certain Events; Action by the Owner Trustee.

     (a) Whenever the Owner Trustee, on behalf of the Trust as issuer of the Bonds or as owner of the Pledged Securities, is requested or, as to any particular matter, notified of its authority, by any Person, to take any action or to give any consent, approval or waiver that it is entitled to take or give on behalf of the Trust in such capacity, the Owner Trustee shall promptly notify all the Certificateholders of such request or notice in such detail as is available to it.

     (b) Subject to the Owner Trustee's rights in this Deposit Trust Agreement to be indemnified for its acts and omissions with respect to matters concerning this Deposit Trust Agreement, the other Operative Agreements, the Trust Estate or the Pledged Securities, the Owner Trustee shall take or refrain from taking such action as Certificateholders entitled to a majority of the Voting Rights shall so direct. The Owner Trustee may, from time to time, request in writing, instructions from the Certificateholders and shall request in writing instructions from the Certificateholders if the Owner Trustee receives notice that a default shall have occurred and is continuing under the Management Agreement or the Indenture.

     (c) Notwithstanding any direction of the Certificateholders to the contrary, or any provision hereof to the contrary, the Owner Trustee shall not, without the written consent of the Indenture Trustee, execute any direction of the Certificateholders that might result in the Trust being terminated prior to the satisfaction and discharge of the Lien of the Indenture on the Trust Estate or prior to the payment in full of the principal of and accrued interest on the Bonds.

     SECTION 5.2 Distribution of Reports. The Owner Trustee shall promptly (but no later than five Business Days following receipt thereof) distribute to the Depositor and the Certificateholders such reports, notices, statements and written materials which it actually receives as Owner Trustee or otherwise on behalf of the Trust hereunder or under any of the other Operative Agreements.

     SECTION 5.3 Action Required Only if Owner Trustee is Indemnified. The Owner Trustee shall not be required to take any action under Section 5.1(b) if the Owner Trustee shall reasonably determine, or shall have been advised in writing by counsel, that such action is likely to result in personal liability for which the Owner Trustee has not been and will not be adequately indemnified or is contrary to the terms hereof or of any Operative Agreement or is otherwise contrary to law.

     SECTION 5.4 No Duties Except as Specified in Deposit Trust Agreement or Instructions.

     (a) The Owner Trustee shall not have any duty or obligation to manage, control, use, make any payment in respect of, register, record, insure, inspect, sell, dispose of or otherwise deal with the Pledged Securities or any other part of the Trust Estate, or to otherwise take or refrain from taking any action under or in connection with any Operative Agreement to which the Owner Trustee is a party, except as expressly provided by the terms of this Deposit Trust Agreement or any such other Operative Agreement or in written instructions from the Certificateholders received pursuant to Section 5.1(b); and no implied duties or obligations shall be read into this Deposit Trust Agreement against the Owner Trustee, other than the obligation of the Owner Trustee to exercise such of the rights and powers vested in it by this Deposit Trust Agreement in good faith and in a manner which is not grossly negligent and which does not constitute willful misconduct. The Bank (and any successor trustee or co-trustee) in its individual capacity nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on the Trust Estate arising by, through or under the Owner Trustee (or such successor trustee or co-trustee, as the case may be) either (i) when acting in its individual capacity or (ii) when acting improperly in its capacity as Owner Trustee.

     (b) Without limiting the generality of the foregoing subsection (a), except as otherwise explicitly provided in this Deposit Trust Agreement or in any other Operative Agreement to which it is a party, neither the Owner Trustee nor the Bank shall have any duty to (i) file or record any Operative Agreement or any other document, or to maintain or continue any such filing or recording or to refile or rerecord any such document, (ii) pay or discharge any tax or any Lien owing with respect to or assessed or levied against any part of the Trust Estate, other than to forward notice of such tax or Lien received by the Owner Trustee to the Certificateholders and the Indenture Trustee, (iii) confirm, verify, investigate or inquire into the failure of any party to receive any reports or financial statements in connection with the Pledged Securities, (iv) ascertain or inquire as to the performance or observance of any person or entity under or of any of the Operative Agreements, or (v) manage, control, sell, dispose of or otherwise deal with the Pledged Securities or any part hereof or any other part of the Trust Estate.

                                   ARTICLE VI

                                THE OWNER TRUSTEE

     SECTION 6.1 Acceptance of Trust and Duties. The Bank accepts the trust hereby created and agrees to perform the same, but only upon the terms of this Deposit Trust Agreement in accordance with the standard of care set forth in
Section 5.4(a). The Bank agrees to receive, manage and disburse all moneys constituting part of the Trust Estate actually received by it as Owner Trustee in accordance with the terms of this Deposit Trust Agreement. Neither the Bank nor the Owner Trustee shall be answerable or accountable under any circumstances, except for (i) its own willful misconduct or gross negligence,
(ii) the  inaccuracy of any of its  representations  or warranties  contained in
Section 6.2 of this Deposit Trust Agreement, (iii) its failure to perform obligations expressly undertaken by it in this Deposit Trust Agreement in accordance with the standard of care set forth in Section 5.4(a), (iv) taxes based on or measured by any fees, commissions or compensation received by it for acting as Owner Trustee in connection with any of the transactions contemplated by this Deposit Trust Agreement or any other Operative Agreements, (v) its failure to use due care to receive, manage and disburse moneys actually received by it in accordance with the terms hereof, and (vi) any other claims, amounts or taxes otherwise excluded from the Depositor's indemnity obligations pursuant to
Article VII.

     SECTION 6.2 Limited Representations or Warranties of the Owner Trustee.

     Neither the Bank nor the Owner Trustee makes (i) any representation or warranty, either express or implied, as to the title to or value of the Pledged Securities, and (ii) any representation or warranty as to the validity or enforceability of any Operative Agreement except as set forth below or as to the correctness of any statement made by a person or entity other than the Bank or the Owner Trustee contained in any Operative Agreement. The Bank represents, warrants and covenants to and for the benefit of the Depositor, the Indenture Trustee for the benefit of the Bondholders and the Certificateholders that:

     (a) The Bank is a banking corporation, duly organized, validly existing and in good standing under the laws of the state of Delaware;

     (b) The execution and delivery by the Bank, and the performance and compliance by the Bank with the terms of, this Deposit Trust Agreement and any and all documents to be executed or delivered by the Bank in its individual capacity in connection with this Deposit Trust Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Deposit Trust Agreement and such other documents executed in connection herewith to which the Bank is a party, will not violate any provisions of the Bank's charter or bylaws, and no consent, approval, authorization or order of or filing with or notice to any court or governmental agency or body is required for the execution, delivery or performance by the Bank of this Deposit Trust Agreement;

     (c) The Bank, in its individual capacity, has full power and authority and has taken all action necessary to execute and deliver this Deposit Trust Agreement and any and all documents to be executed or delivered by it in its individual capacity in connection with this Deposit Trust Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Deposit Trust Agreement and such other documents executed in connection herewith to which it is a party, and this Deposit Trust Agreement and such other documents executed in connection herewith to which it is a party are the legal, valid and binding obligations of the Bank, in its individual capacity, enforceable against the Bank in accordance with their respective terms, except as such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

     (d) The consummation of the transactions hereby contemplated do not conflict with, violate or contravene any law, rule, regulation or judicial, governmental or administrative order applicable to the Bank or the Owner Trustee or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which the Bank is a party or by which it is bound, or any order or decree applicable to the Bank, or result in the creation or imposition of any Lien on any of the Bank's assets or property, which would materially and adversely affect the ability of the Bank or Owner Trustee to carry out the transactions contemplated by this Deposit Trust Agreement; and

     (e) There is no action, suit or proceeding pending against the Bank, in its individual capacity or as Owner Trustee, in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of the Bank, in its individual capacity or as Owner Trustee, to carry out the transactions contemplated by this Deposit Trust Agreement.

     SECTION 6.3 Trust Accounts. Moneys received by the Owner Trustee hereunder shall be segregated in a trust account maintained with a federal or state chartered depository institution or trust company having corporate trust powers acting in its fiduciary capacity.

     SECTION 6.4 Reliance, Advice of Counsel. Neither the Bank nor the Owner Trustee shall incur any liability to any person or entity in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it in good faith to be signed by the proper party or parties. The Owner Trustee may accept and rely upon a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on an Officers' Certificate of the relevant party, as to such fact or matter, and such Officers' Certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the Trust hereunder, the Owner Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through Agents and may consult with counsel, accountants and other skilled persons or entities to be selected and employed by it, and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written advice or opinion of counsel, accountant or other skilled Persons, so long as the Owner Trustee had no actual knowledge that it could not reasonably rely on such advice or opinion or by any such Persons appointed with due care.

     SECTION 6.5 Not Acting in Individual Capacity. All persons or entities having any claim against the Bank or the Owner Trustee by reason of the transactions contemplated by the Operative Agreements shall look only to the Trust Estate (or a part thereof, as the case may be) for payment or satisfaction thereof, except as specifically provided in this Deposit Trust Agreement and except to the extent that the Bank or the Owner Trustee shall otherwise expressly agree in any Operative Agreement to which it is a party.

     SECTION 6.6 Books and Records; Tax Election. The Owner Trustee shall be responsible for the keeping of all appropriate books and records relating to the receipt and disbursement of all moneys that it may receive or be entitled to hereunder or under any other Operative Agreement. The Owner Trustee (or its Agent) shall file an application with the IRS for a taxpayer identification number with respect to the Trust (and, upon receipt of such number, notify the Indenture Trustee thereof) and prepare or cause to be prepared and sign and/or file a tax return in connection with the transactions contemplated hereby or by any other Operative Agreement (the "Tax Return"); provided, however, that the Owner Trustee shall send or cause to be sent a copy of the completed Tax Return to the Depositor, the Certificateholders and the Indenture Trustee not more than 60 nor less than 30 days prior to the due date of the Tax Return. The Depositor and the Certificateholders shall each, upon request by the Owner Trustee (or the Agent of the Owner Trustee), furnish the Owner Trustee (or the Agent of the Owner Trustee) with all such information as may be reasonably required from the Depositor or the Certificateholders in connection with the preparation of such Tax Return. The Owner Trustee shall keep copies of the Tax Returns delivered to or filed by it (or the Agent of the Owner Trustee).

                                   ARTICLE VII

                 COMPENSATION, REIMBURSEMENT AND INDEMNIFICATION

                              OF THE OWNER TRUSTEE

     SECTION 7.1 Compensation of the Owner Trustee. The Owner Trustee shall be entitled to receive as compensation the Owner Trustee Fee, such amount to be payable: first, as provided in the Indenture; second, out of amounts on deposit in the Certificate Account that represent payments received in respect of the Pledged Securities; and, third, to the extent not paid pursuant to either clause first or second within 60 days of first becoming due, by the Certificateholders, on a joint and several basis.

     SECTION 7.2 Reimbursement and Indemnification of the Owner Trustee.

     (a) The Owner Trustee shall be entitled to be reimbursed for its reasonable expenses (including reasonable attorneys' fees) incurred in the performance of its duties as Owner Trustee hereunder, and to be compensated reasonably for any extraordinary services rendered under Section 5.1(b), except to the extent that such expenses arise out of or result from (i) the Owner Trustee's own willful misconduct or gross negligence, (ii) the inaccuracy of any of the Owner Trustee's representations or warranties contained in Section 6.2 of this Deposit Trust Agreement, (iii) the Owner Trustee's failure to perform obligations expressly undertaken by it in this Deposit Trust Agreement in accordance with the standard of care set forth in Section 5.4(a), (iv) taxes based on or measured by any fees, commissions or compensation received by the Owner Trustee for acting as such in connection with any of the transactions contemplated by this Deposit Trust Agreement or any other Operative Agreements, and (v) the Owner Trustee's failure to use due care to receive, manage and disburse moneys actually received by it in accordance with the terms hereof.

     (b) The Owner Trustee shall be entitled to be indemnified and held harmless from and against any and all liabilities, obligations, indemnity obligations, losses (excluding loss of anticipated profits), damages, claims, actions, suits, judgments, out-of-pocket costs, expenses and disbursements (including legal and consultants' fees and expenses) of any kind and nature whatsoever (collectively, the "Liabilities") which may be imposed on, incurred by or asserted at any time against the Owner Trustee in any way relating to or arising out of the Trust Estate, any of the properties included therein, the administration of the Trust Estate or any action or inaction of the Owner Trustee hereunder or under the Operative Agreements, except to the extent that such Liabilities arise out of or result from (i) the Owner Trustee's own willful misconduct or gross negligence,
(ii) the inaccuracy of any of the Owner Trustee's representations or warranties contained in Section 6.2 of this Deposit Trust Agreement, (iii) the Owner Trustee's failure to perform obligations expressly undertaken by it in this Deposit Trust Agreement in accordance with the standard of care set forth in
Section 5.4(a), (iv) taxes based on or measured by any fees, commissions or compensation received by the Owner Trustee for acting as such in connection with any of the transactions contemplated by this Deposit Trust Agreement or any other Operative Agreements, and (v) the Owner Trustee's failure to use due care to receive, manage and disburse moneys actually received by it in accordance with the terms hereof. The indemnities contained in this Section 7.2(b) shall survive the termination of this Deposit Trust Agreement and the removal or resignation of the Owner Trustee hereunder.

     (c) Any reimbursements and indemnities to the Owner Trustee pursuant to this Section 7.2 shall be payable: first, out of amounts on deposit in the Certificate Account; and, second, to the extent not paid pursuant to clause first within 60 days of first being incurred, as provided in a separate letter agreement dated the date hereof between the Owner Trustee and CRIIMI MAE Inc.

     SECTION 7.3 Not Obligations of the Trust. None of the fees, expenses and other liabilities referred to in Sections 7.1 and 7.2 shall be obligations of the Trust or otherwise chargeable to the Trust Estate. The Owner Trustee hereby agrees not to cause or participate in the filing of a petition in bankruptcy against the Trust for the non-payment to the Owner Trustee of any amounts provided by this Deposit Trust Agreement until 91 days after the payment in full of all the Bonds issued under the Indenture.

                                  ARTICLE VIII

                     TERMINATION OF DEPOSIT TRUST AGREEMENT

     SECTION  8.1  Termination.  The Trust  shall not be  terminated  under this
Section 8.1 until the Bonds have been paid in full and the Lien on the Trust Estate created by the Indenture has been released; provided, however, that in no event shall the trust created hereby, continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     This Deposit Trust Agreement may be terminated by all of the Certificateholders at any time prior to the issuance of the Bonds and the pledge of the Trust Estate pursuant to the Indenture, and at any time after the Indenture is discharged in accordance with Article IV thereof, and this Deposit Trust Agreement shall terminate in connection with the final distribution on the last remaining Pledged Security. With respect to any such event, this Deposit Trust Agreement and the estate and rights thereby granted by the Depositor to the Owner Trustee in the Trust Estate shall cease, terminate and be void as of the date of the final distribution by the Owner Trustee of all the assets in the Trust Estate pursuant to this Section 8.1 and Section 4.2. After payment of all amounts then due and payable to Wilmington Trust Company pursuant to Sections
7.1 and 7.2 hereof, all right, title and interest in the Trust Estate still held by the Owner Trustee at the time of such termination shall be transferred, assigned and paid over to the Certificateholders or their designee.

     The Certificateholders hereby irrevocably appoint the Owner Trustee as its attorney-in-fact for the purposes of the terminating the Trust.

     SECTION 8.2 Further Assurances by the Owner Trustee upon Termination.

     Upon termination of this Trust, the Owner Trustee shall take such action as may be requested by the Certificateholders to transfer the remaining assets of the Trust to the Certificateholders or the Certificateholders' designee, including the execution of instruments of transfer or assignment with respect to the Pledged Securities and any of the Operative Agreements to which the Owner Trustee is a party.

     SECTION 8.3 Insolvency of a Certificateholder. The insolvency or other similar incapacity of a Certificateholder shall not (i) operate to terminate this Deposit Trust Agreement, (ii) entitle the Certificateholder's legal representatives to claim an accounting or to take any action in any court for a partition or winding up of the Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

                                   ARTICLE IX

                   SUCCESSOR OWNER TRUSTEES, CO-OWNER TRUSTEES

                           AND SEPARATE OWNER TRUSTEES

     SECTION 9.1 Resignation of the Owner Trustee; Appointment of Successor.

     (a) The Owner Trustee may resign at any time (and shall immediately resign if it ceases to be an Eligible Trustee) by giving at least 60 days written notice to the Certificateholders, the Depositor, the Indenture Trustee and the Manager, such resignation to be effective on the acceptance of appointment by a successor Owner Trustee under Section 9.1(b) hereof. The Depositor shall remove the Owner Trustee by written notice, a copy of which shall be concurrently delivered by the Depositor to the Certificateholders, the Indenture Trustee and the Manager, if the Owner Trustee ceases to be an Eligible Trustee and fails to resign immediately. The Owner Trustee otherwise may be removed with or without cause at any time by the Certificateholders with 60 days' prior written notice, a copy of which shall be concurrently delivered by the Certificateholders to the Depositor, the Indenture Trustee and the Manager. Any such removal shall be effective upon the acceptance of appointment by a successor Owner Trustee under
Section 9.1(b) hereof. In case of the resignation or removal of the Owner Trustee, the Certificateholders may appoint a successor Owner Trustee by an instrument signed by the Certificateholders. If a successor Owner Trustee shall not have been appointed within 60 days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, the Owner Trustee, the Depositor, the Indenture Trustee, the Manager or the Certificateholders may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed and shall have accepted its appointment as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided within one year from the date of the appointment by such court.

     (b) Any successor Owner Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee and the Indenture Trustee an instrument accepting such appointment and shall furnish a photocopy of such instrument to the Certificateholders, and thereupon such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Owner Trustee and such predecessor Owner Trustee shall duly assign, transfer , deliver and pay over to such successor Owner Trustee all moneys or other property then held by such predecessor Owner Trustee upon the trusts herein expressed.

     (c) Any successor Owner Trustee shall be an Eligible Trustee, willing, able and legally qualified to perform the duties of the Owner Trustee hereunder.

     (d) Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Owner Trustee may be transferred, shall, subject to the terms of Section 9.1(c) hereof, be the Owner Trustee under this Deposit Trust Agreement without any further act.

     SECTION 9.2 Co-Trustees and Separate Trustees. Whenever the Owner Trustee or the Indenture Trustee shall deem it necessary or prudent in order to conform to any law of any jurisdiction in which all or any part of the Trust Estate shall be situated or to make any claim or be a party to any suit with respect to the Trust Estate, the Owner Trust Certificates, the Bonds or any Operative Agreement, or the Owner Trustee or the Indenture Trustee shall be advised in writing by counsel reasonably satisfactory to each of them that it is so necessary or prudent, the Owner Trustee and the Certificateholders shall execute and deliver an agreement supplemental hereto and all other instruments and agreements, and shall take all other action, necessary or proper to constitute one or more persons or entities, who need not meet the requirements of Section 9.1(c) hereof (and the Owner Trustee may appoint one or more of its officers), either as co-trustees or co-trustees jointly with the Owner Trustee of all or any part of the Trust Estate, or as separate trustee or separate trustees of all or any part of the Trust Estate, and to vest in such persons or entities, in such capacity, such title to the Trust Estate or any part thereof and such rights or duties as may be necessary or desirable, all for such period and under such terms and conditions as are reasonably satisfactory to the Owner Trustee and the Certificateholders. In case any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, the title to the Trust Estate and all rights and duties of such co-trustee or separate trustee shall, so far as permitted by law, vest in and be exercised by the Owner Trustee, without the appointment of a successor to such co-trustee or separate trustee.

     SECTION 9.3 Notice. At all times that a successor Owner Trustee is appointed under section 9.1 hereof, an Owner Trustee resigns pursuant to such
Section 9.1 or a co-trustee or separate trustee is appointed pursuant to Section
9.2 hereof, the Certificateholders promptly shall give notice of such fact to the Rating Agency, if the Indenture has not been discharged.

                                    ARTICLE X

                           SUPPLEMENTS AND AMENDMENTS

     SECTION 10.1 Supplements and Amendments. Subject to Sections 10.2 and 10.3 of this Deposit Trust Agreement, at the written request of the Certificateholders, this Deposit Trust Agreement shall be amended by a written instrument signed by the Owner Trustee and the Certificateholders (and, if its rights hereunder are adversely affected, the Depositor), but if in the opinion of the Owner Trustee any instrument required to be so executed materially and adversely affects any right, duty or liability of, or immunity or indemnity in favor of the Bank or the Owner Trustee under this Deposit Trust Agreement or any of the other Operative Agreements to which the Owner Trustee is a party, or would cause or result in any conflict with or breach of any terms, conditions or provisions of, or default under, the Bank's charter documents or by-laws or any document contemplated hereby to which the Owner Trustee is a party, the Owner Trustee may in its sole discretion decline to execute such instrument, unless it shall have been provided an indemnity satisfactory to it by the Certificateholders.

     In the event that there is more than one Holder of Owner Trust Certificates (as shown on the Certificate Register), the consent to an amendment by Certificateholders entitled to a majority of the Voting Rights shall be sufficient to bind all of such Holders; provided, however, that no such amendment shall: (i) reduce in any manner the amount of, or delay the timing of, payments distributable on any Owner Trust Certificate without the consent of the affected Holder; or (ii) amend this Section 10.1, without the consent of the Holders of all Owner Trust Certificates then outstanding.

     SECTION 10.2  Limitation  on  Amendments.  Notwithstanding  Section 10.1 or
Section 10.3 hereof, the Owner Trustee shall not, without the consent of the Indenture Trustee, amend Section 8.1 of this Deposit Trust Agreement, or execute any amendment that might result in the Trust being terminated prior to the satisfaction and discharge of the Lien of the Indenture on the Trust Estate or otherwise have a material adverse effect on the Bondholders prior to the payment in full of the principal of and interest on the Bonds. Furthermore, notwithstanding Section 10.1 or Section 10.3 hereof, the Owner Trustee shall not execute any amendment without obtaining written confirmation from the Rating Agency that such amendment will not result in the qualification, downgrade or withdrawal of any then-current rating on the Bonds.

     SECTION 10.3 Additional Amendment Provisions. (a) It shall not be necessary for the consent of the Certificateholders under this Article X to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Owner Trustee may prescribe.

     (b) The Owner Trustee, at any time from time to time, without the consent of the Certificateholders, may amend this Deposit Trust Agreement to modify, eliminate or add to any of its provisions, to such extent as shall be necessary to prevent or reduce the imposition on the Trust of any material federal, state or local taxes, at all times prior to the liquidation of the

Trust; provided, however, that such action, as evidenced by an Opinion of Counsel acceptable to the Owner Trustee is necessary or helpful to prevent the imposition on the Trust of any such taxes.

     (c) Prior to the execution of any amendment to this Deposit Trust Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel, at the expense of the party requesting such amendment (or, if such amendment is requested by the Owner Trustee, then at the expense of the Trust) stating that the execution of such amendment is authorized or permitted by this Deposit Trust Agreement.

                                   ARTICLE XI

                         REPRESENTATIONS, WARRANTIES AND

                           COVENANTS OF THE DEPOSITOR

     SECTION 11.1 Representations and Warranties of the Depositor.

     (a) The Depositor represents and warrants as follows for the benefit of the Indenture Trustee, the Bondholders and the Certificateholders:

     (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has full power and authority, and has taken all action necessary, to execute and deliver this Deposit Trust Agreement, and any and all other documents to be executed or delivered by it in connection with this Deposit Trust Agreement, and to fulfill its obligations under, and to consummate the transactions contemplated by, this Deposit Trust Agreement, and this Deposit Trust Agreement and such other documents executed in connection herewith are, in the case of Operative Agreements, the legal, valid and binding obligations of the Depositor, enforceable against it in accordance with their respective terms, except as such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

     (ii) the execution and delivery of this Deposit Trust Agreement and each other document to be executed or delivered by it in connection with this Deposit Trust Agreement, and the performance of its obligations hereunder and thereunder by the Depositor will not violate the provisions of its certificate of incorporation or bylaws, conflict with any provision of any law or regulation to which it is subject, or conflict with, result in a breach of, or constitute a default under any of the terms, conditions or provisions of, any agreement or instrument to which the Depositor is a party or by which it is bound, or any order or decree applicable to the Depositor, or result in the creation or imposition of any Lien on any of the Depositor's assets or property, which would materially and adversely affect the ability of the Depositor to carry out the transactions contemplated by this Deposit Trust Agreement or such other documents executed in connection herewith; no consent, approval, authorization or order of or filing with or notice to any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of this Deposit Trust Agreement or such other documents; and

     (iii) there is no action, suit or proceeding pending against the Depositor in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Pledged Securities or the ability of the Depositor or the Certificateholders to carry out the transactions contemplated by this Deposit Trust Agreement.

     (b) The Depositor hereby represents and warrants to and for the benefit of the Owner Trustee and the benefit of the Certificateholders and Bondholders, as of the Closing Date, that immediately prior to the conveyance of the Pledged Securities to the Owner Trustee on behalf of the Trust, the Depositor had good title to, and was the sole owner of, each Pledged Security, free and clear of any pledge, lien, encumbrance or security interest, and such assignment validly transfers all right, title and interest of the Pledged Securities to the Owner Trustee, free and clear of any pledge, lien, encumbrance or security interest.

     (c) The Depositor hereby represents and warrants to and for the benefit of the Owner Trustee and the benefit of the Certificateholders and the Bondholders, as of the Closing Date, that the Depositor is a Delaware corporation which is a wholly-owned subsidiary of CRIIMI MAE Inc. and that the purpose of the Depositor is to engage in the following activities:

     (i) to acquire, own, hold, sell, deliver, receive, transfer, assign, pledge, finance, refinance, reinvest any distributions or payments on, and otherwise deal with, and to form and comparably deal with pools of:

     (A) "fully modified pass-through" certificates ("GNMA Certificates") issued and guaranteed as to timely payment of principal and interest by the Government National Mortgage Association ("GNMA"), a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development organized and existing under Title III of the National Housing Act of 1934;

     (B) Guaranteed Mortgage Pass-Through Certificates ("FNMA Certificates") issued and guaranteed as to timely payment of principal and interest by the Federal National Mortgage Association ("FNMA"), a federally chartered, privately owned corporate instrumentality of the United States organized and existing under the Federal National Mortgage Association Charter Act;

     (C) Mortgage Participation Certificates ("FHLMC Certificates") issued and guaranteed as to timely payment of interest and ultimate or full payment of principal by the Federal Home Loan Mortgage Corporation ("FHLMC"), a federally chartered instrumentality of the United States organized and existing under Title III of the Emergency Home Finance Act of 1970;

     (D) Guaranteed Agricultural Mortgage-Backed Securities ("FAMC Certificates") guaranteed as to timely payment of principal and interest by the Federal Agricultural Mortgage Corporation ("FAMC"), a federally chartered instrumentality of the United States organized and existing under Title VIII of the Farm Credit Act of 1971;

     (E) any other participation certificates, pass-through certificates or other obligations or interests backed directly or indirectly by mortgage loans and issued or guaranteed by GNMA, FNMA, FHLMC Certificates or FAMC (collectively with the GNMA Certificates, FNMA Certificates , FHLMC Certificates and FAMC Certificates, the "Agency Securities");

     (F) mortgage-backed securities, which securities need not be issued or guaranteed, in whole or in part, by any governmental entity, issued by one or more private entities (hereinafter referred to as "Private Securities");

     (G) mortgage loans secured by first, second or more junior liens on (1) one- to four-family residential properties, (2) multifamily properties that are either rental or cooperative apartment buildings or projects containing multiple residential units or that are manufactured housing communities, (3) commercial properties, (4) mixed commercial and residential properties or (5) leasehold interests in any of the foregoing, regardless of whether insured or guaranteed in whole or in part by any governmental entity, or participation interests or stripped interests in such mortgage loans ("Mortgage Loans");

     (H) conditional sales contracts and installment sales or loan agreements or participation interests therein secured by manufactured housing ("Contracts"); and

     (I) receivables of third-parties or other financial assets of third-parties, either fixed or revolving, that by their terms convert into cash within a finite time period ("Other Assets" and, together with Agency Securities, Private Securities, Mortgage Loans and Contracts, "Financial Assets");

     (ii) to loan the funds of the Depositor to any person under loan agreements
and  other  arrangements  which  are  secured  by  Agency  Securities,   Private
Securities, Mortgage Loans, Contracts and/or Other Assets;

     (iii) to issue, acquire, own, hold, sell, deliver, receive, transfer, assign, lend, borrow, pledge, finance, refinance, reinvest any distributions or payments on and otherwise deal with, and to form and comparably deal with pools of, (A) bonds, notes or other evidence of indebtedness ("Debt Interests") that are directly or indirectly secured or collateralized by one or more Financial Assets; (B) shares, pass-through certificates, participation certificates, trust securities or like instruments or interests ("Equity Interests") that directly or indirectly evidence interests in one or more Financial Assets; (C) Debt Interests secured or collateralized directly or indirectly by one or more Debt Interests described in the preceding clause (iii)(A) or by one or more Equity Interests described in the preceding clause (iii)(B); and (D) Equity Interests representing interests in one or more Debt Interests described in the preceding clause (iii)(A) or in one or more Equity Interests described in the preceding clause (iii)(B);

     (iv) to act as settlor or depositor of one or more trusts formed to issue any interests described in clauses (A), (B), (C) or (D) of the preceding clause
(iii); and

     (v) to engage in any lawful act or activity, to enter into any agreement or other undertaking and to exercise any powers permitted to corporations organized under the laws of the State of Delaware that, in any such case, are incidental to and necessary or convenient for the accomplishment of the above mentioned purposes.

     The Depositor is not authorized to and will not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of the Operative Agreements. In particular, after the Closing Date, the Depositor will not modify (or agree to any modification of) its rights under the Agreements.

     (d) It is understood and agreed that each of the foregoing representations and warranties of the Depositor shall survive delivery of the Pledged Securities to the Owner Trustee on behalf of the Trust. Upon discovery or receipt of notice by the Depositor or a Responsible Officer of the Owner Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the interests of the Indenture Trustee for the benefit of the Bondholders or the Owner Trustee for its own benefit or for the benefit of the Certificateholders, the party discovering such breach shall give prompt written notice to the other party hereto and to the Indenture Trustee and the Rating Agency.

     SECTION 11.3 Accrued Interest, Etc. The Depositor agrees that any income, interest, fees and other payments that it may receive in respect of the Pledged Securities applicable to a period on or after June 1, 1998 shall inure to the benefit of the Trust, and the Depositor shall pay such amounts to the Owner Trustee to be remitted in accordance with Section 4.1 promptly upon receipt.

     SECTION 11.4 Additional Covenants of the Depositor. The Depositor hereby acknowledges, covenants and agrees that:

     (a) The business and affairs of the Depositor will be managed by or under the direction of its board of trustees in accordance with its certificate of incorporation and by-laws. The Depositor will keep correct and complete books and records of accounts and minutes of the meetings and other proceedings of the board of trustees. Any such resolutions, agreements and other instruments will be continuously maintained as official records by the Depositor.

     (b) The Depositor will (i) maintain separate corporate records and books of account from those of its Affiliates and (ii) maintain its office space separate and distinct from the office space of its Affiliates.

     (c) The Depositor will conduct its business solely in its own name and through its duly authorized officers or agents. Furthermore, all oral and written communications made by the Depositor (including, without limitation, letters, invoices, purchase orders, contracts, statements and applications) will be made solely in its own name.

     (d) The Depositor will not guarantee any obligations of the Trust (including the Bonds or the Owner Trust Certificates). The Depositor will not operate or purport to operate as an integrated, single economic unit with respect to the Trust or seek or obtain credit or incur any obligation to any third party based on the assets of the Trust or induce any such third party or reasonably rely on the creditworthiness of the Trust in connection therewith.

     (e) The accounting records of the Depositor will disclose the effect of the transactions in accordance with statutory accounting practices and relevant pronouncements.

     (f) The Depositor hereby acknowledges, and agrees for the benefit of the Indenture Trustee, the Bondholders and the Certificateholders to perform each obligation imposed upon, or contemplated to be performed by, it under the Indenture.

     (g) So long as any Owner Trust Certificates are owned by it, the Depositor shall not act or fail to act in a manner that would endanger its status as a QRS.

     (h) The Depositor will observe all procedures required of a corporation under Delaware law and maintain its existence in good standing under the laws of Delaware.

     (i) None of the assets of the Depositor will be commingled with those of its affiliates nor shall any of such affiliates' assets be commingled with those of the Depositor.

     (j) All arrangements and agreements between the Depositor and its Affiliates will be evidenced by a written agreement. Accordingly, no Affiliate of the Depositor will provide the Depositor with any service, or make any equipment, property or other assets available to the Depositor, or vice versa, and the Depositor will not use any assets or funds owned by its Affiliates or vice versa, unless there is a written agreement evidencing the arm's length nature of the specific transaction.

     (k) The Indenture Trustee, the Owner Trustee and the Bondholders have entered into the transactions contemplated by the Agreements based on the assumption that each of the Trust and the Depositor will be maintained as a separate entity having the characteristics referred to in these assumptions. Accordingly, such parties have relied on the separateness of each of the Trust and the Depositor and would be prejudiced by any consolidation of the Trust with either of the Depositor or CRIIMI MAE or of the Depositor with CRIIMI MAE.

                                   ARTICLE XII

                      TRANSFER OF INTEREST OF THE DEPOSITOR

     SECTION 12.1 Registration of Transfer and Exchange of Owner Trust Certificates.

     (a) At all times during the term of this Deposit Trust Agreement, there shall be maintained at the office of a registrar appointed by the Depositor (the "Certificate Registrar") a register (the "Certificate Register") in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Owner Trust Certificates and of transfers and exchanges of Owner Trust Certificates as herein provided. The Owner Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Owner Trust Certificates and transfers and exchanges of Owner Trust Certificates as herein provided. The Owner Trustee may appoint, by a written instrument delivered to the Depositor, any other bank or trust company to act as Certificate Registrar under such conditions as the Owner Trustee may prescribe, provided that the Owner Trustee shall not be relieved of any of its duties or responsibilities hereunder as Certificate Registrar by reason of such appointment. If the Owner Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its predecessor's duties as Certificate Registrar. The Depositor, the Manager, and the Owner Trustee shall have the right to inspect the Certificate
Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

     (b) No sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, unless the Depositor (or, if the Depositor no longer exists, 100% of the other Certificateholders) shall consent in writing to such sale, transfer or other disposition. The Depositor (or any such other Certificateholder) shall be entitled to request from the parties interested in effecting such sale, transfer or other disposition, and to rely upon, a certification of facts and/or an opinion of counsel which establishes to the satisfaction of the Depositor (or such other Certificateholder) that such sale, transfer or other disposition is permissible under applicable law and the Operative Agreements.

     (c) No transfer, sale, pledge or other disposition of any Owner Trust Certificate or interest therein shall be made unless that transfer, sale, pledge or the disposition is exempt from the registration and/or qualification requirements of the 1933 Act and any applicable state securities laws, or is otherwise made in accordance with the 1933 Act and such state securities laws. Neither the Issuer nor any trust fund in which a Pledged Security evidences a beneficial ownership interest has been registered as an investment company under the 1940 Act, and no transfer of an Owner Trust Certificate may be made (i) to any Person other than a QIB or an Affiliate of the Trust or (ii) to any Person that would require the issuer of any Pledged Security or any trust fund underlying a Pledged Security to be registered as an investment company under the 1940 Act. No transfer of any Owner Trust Certificate or any interest therein shall be made (A) to any "employee benefit plan" as defined in Section 3(3) of ERISA that is subject to Title I of ERISA, any "plan" as defined in Section 4975 of the Code that is subject to Section 4975 of the Code or any entity deemed for any purpose of ERISA or Section 4975 of the Code to hold assets of any such employee benefit plan or plan (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Owner Trust Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan. No transfer of any Owner Trust Certificates or any interest therein shall be made by CRIIMI MAE Inc. or any subsidiary thereof unless the Indenture Trustee shall have received an Opinion of Counsel to the effect that such transfer will not cause the Issuer to be subject to an entity-level federal income tax to which REITs and QRSs are not otherwise subject provided that (i) such Owner Trust Certificates may be pledged by CRIIMI MAE Inc. or any such subsidiary to secure indebtedness of CRIIMI MAE Inc. or a subsidiary thereof and may be the subject of repurchase or other financing agreements treated as secured indebtedness of CRIIMI MAE Inc. or a subsidiary thereof for federal income tax purposes and (ii) no such Opinion of Counsel shall be required in connection with the sale of any such Owner Trust Certificates by the related lender upon a default under any such indebtedness.

     (d) No sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, if such sale, transfer or other disposition would result in the Trust ceasing to be a QRS.

     (e) For so long as the Bonds are outstanding and the Lien of the Indenture has not been satisfied and discharged, no sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, unless the Owner Trustee shall have received written confirmation from the Rating Agency to the effect that such sale, transfer or other disposition will not result in the qualification, downgrade or withdrawal of any then current rating on the Bonds.

     (f) Each Owner Trust Certificate shall bear a legend describing or referencing the restrictions on transferability set forth in Sections 12.1(b),
(c), (d) and (e).

     (g) Subject to compliance with Sections 12.1(b), (c), (d) and (e), upon surrender for registration of transfer of any Owner Trust Certificate at the office of the Certificate Registrar or at the office of its Agent in the City of New York, the Owner Trustee shall execute, and the Certificate Registrar shall deliver and authenticate, in the name of the designated transferee or transferees, one or more new Owner Trust Certificates of the same Class, in authorized denominations, evidencing in the aggregate a like aggregate Percentage Interest and dated the date of authentication by the Certificate Registrar.

     (h) At the option of any Certificateholder, Owner Trust Certificates may be exchanged for other Owner Trust Certificates of the same Class, in authorized denominations, evidencing in the aggregate a like aggregate Percentage Interest, upon surrender of the Owner Trust Certificates to be exchanged at the office of the Certificate Registrar, or the office of its Agent in the City of New York. Whenever any Owner Trust Certificates are so surrendered for exchange, the Owner Trustee shall execute and the Certificate Registrar shall authenticate and deliver, the Owner Trust Certificates which the Certificateholder is entitled to receive.

     (i) If the Owner Trustee or the Certificate Registrar so requires, every Owner Trust Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by, the Certificateholder thereof or such person's attorney duly authorized in writing.

     (j) No service charge shall be made to the requesting Certificateholder for any registration of transfer or exchange of Owner Trust Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Owner Trust Certificates.

     (k) The Certificate Registrar shall cancel and retain or destroy, in accordance with the Owner Trustee's retention policy then in effect, all Owner Trust Certificates surrendered for registration of transfer or exchange.

     SECTION 12.2 Mutilated, Destroyed, Lost or Stolen Owner Trust Certificates.

     If (i) any mutilated Owner Trust Certificate is surrendered to the Owner Trustee or the Certificate Registrar, or the Owner Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Owner Trust Certificate, and (ii) there is delivered to the Owner Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by a Responsible Officer of the Owner Trustee or the Certificate Registrar that such Owner Trust Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Owner Trust Certificate, a new Owner Trust Certificate of like Class and tenor. Upon the issuance of any new Owner Trust Certificate under this Section 12.2, the Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Owner Trust Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership of the corresponding interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Owner
Trust Certificate shall be found at any time and such original Owner Trust Certificate shall thereby be deemed canceled.

     SECTION 12.3 Persons Deemed Owners. Prior to due presentation of an Owner Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar, the Indenture Trustee and any agent of any of them may treat the person or entity in whose name any Owner Trust Certificate is registered as the owner of such Owner Trust Certificate for the purpose of receiving distributions pursuant to Section 4.2 hereof and for all other purposes whatsoever, and neither the Owner Trustee, the Certificate Registrar, the Indenture Trustee nor any agent of any of them shall be affected by notice to the contrary.

     SECTION 12.4 Access to Names and Addresses.

     (a) If any Certificateholder (an "Applicant") applies in writing to the Owner Trustee, and such application states that the Applicant desires to communicate with other Certificateholders with respect to their rights under this Deposit Trust Agreement or the Owner Trust Certificates and is accompanied by a copy of the communication which such Applicant proposes to transmit, then the Owner Trustee shall, at the expense of such Applicant, within ten Business Days after the receipt of such application, furnish or cause to be furnished to such Applicant a list of the names and addresses of the Certificateholders as set forth in the Certificate Registrar.

     (b) Every Certificateholder consents to the disclosure to any Applicant of its identity and status as a Certificateholder and agrees with the Owner Trustee that the Owner Trustee and the Certificate Registrar shall not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     SECTION 12.5 Actions of Certificateholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Deposit Trust Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Owner Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Deposit Trust Agreement and conclusive in favor of the Owner Trustee, if made in the manner provided in this Section 12.5.

     (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Owner Trustee deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by a Certificateholder shall bind every transferee of every Owner Trust Certificate issued upon the registration of transfer of such Certificateholder's Owner Trust Certificate or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Owner Trustee, in reliance thereon, whether or not notation of such action is made upon such Owner Trust Certificate.

     (d) The Owner Trustee may require such additional proof of any matter referred to in this Section 12.5 as it shall deem necessary.

     SECTION 12.6 Transferee's Agreement. No assignment, conveyance or other transfer pursuant to this Article XII shall be effective unless the transferee shall have executed and delivered to the Owner Trustee an instrument containing the transferee's agreement to be bound by the terms of this Deposit Trust Agreement.

                                  ARTICLE XIII

                                  MISCELLANEOUS

     SECTION 13.1 No Legal Title to Trust Estate in the Certificateholders. The Certificateholders shall not have legal title to any part of the Trust Estate; provided, however, that each Certificateholder has a beneficial interest in the Trust (and initially the Depositor, as initial Holder of the Owner Trust Certificates, shall have all right, title and interest in and to the Owner Trust Certificates). No transfer by operation of law or otherwise of any right, title or interest of the Certificateholders in and to the Trust Estate or hereunder shall operate to terminate this Deposit Trust Agreement or the Trust or the trusts hereunder or entitle any successor or transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

     SECTION 13.2 Action by the Owner Trustee is Binding. Any actions, directions, approvals or consents by the Owner Trustee so long as such actions, directions, consents or approvals are made pursuant to the terms of this Deposit Trust Agreement shall bind the Certificateholders and shall be effective to consent to action taken by the parties. No such party shall be required to inquire as to the authorization, necessity, expediency or regularity of such consent by the Owner Trustee.

     SECTION 13.3 Limitation on Rights of Others. Nothing in this Deposit Trust Agreement, whether express or implied, shall be construed to give to any person or entity, other than the Bank, the Owner Trustee, the Depositor, the Certificateholders and the Indenture Trustee on behalf of the Bondholders, any legal or equitable right, remedy or claim under or in respect of this Deposit Trust Agreement.

     SECTION 13.4 Notices. All demands, notices and communications hereunder shall be in writing, may be given by telecopy transmission, shall be deemed to have been given upon receipt (except that notices being sent by first class mail, postage prepaid, shall be deemed to be received five business days following the mailing thereof) as follows:

                           If to the Owner Trustee, to:

                                    Wilmington Trust Company
                                    Rodney Square North
                                    1100 North Market Street
                                    Wilmington, Delaware 19890-0001
                                    Telecopy Number: (302) 651-8882
                                    Attention: Corporate Trust Administration

                           If to the Depositor, to:

                                    CRIIMI MAE CMBS Corp.
                                    c/o CRIIMI MAE Inc.
                                    11200 Rockville Pike
                                    Rockville, Maryland 20852

                                    Telecopy Number: (301) 468-3121

                                    Attention:       Frederick R. Burchill

                                    with copies to:

                                    CRIIMI MAE Inc.
                                    11200 Rockville Pike
                                    Rockville, Maryland 20852
                                    Telecopy Number: (301) 255-0620
                                    Attention:       David Iannarone, Esq.

     If to the Indenture Trustee, as set forth in the Indenture,

     If to a Certificateholder, to that person or entity's name and address as set forth from time to time in the Certificate Register,

or to such other address as any of them shall specify by written notice to the other parties.

     SECTION 13.5 Severability. To the extent permitted by law, any provision of this Deposit Trust Agreement that may be determined by competent authority to be prohibited or unenforceable in any jurisdiction, shall as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 13.6 Limitation on the Depositor's and the Certificateholder's Respective Liability.

     Neither the Depositor nor any Certificateholder shall have any liability for the performance of this Deposit Trust Agreement except as expressly set forth herein.

     SECTION 13.7 Separate Counterparts. This Deposit Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 13.8 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Bank, the Owner Trustee and its successors and assigns, the Certificateholders and the Depositor and its or their respective successors and assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Depositor shall bind the successors and assigns of the Depositor and any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder. It is the intention of the parties hereto that the Trust constitute a trust formed pursuant to the laws of the State of Delaware with the purpose of facilitating the transactions contemplated by the Operative Agreements.

     SECTION 13.9 Headings. The headings of the various articles and sections herein are for convenience of reference only and shall not define or limit any of the terms or provision hereof.

     SECTION 13.10 Governing Law. THIS DEPOSIT TRUST AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

     SECTION   13.11   Administration   of  Trust.   The   principal   place  of
administration of the Trust shall be in Delaware.

     SECTION 13.12 Performance by the Depositor or the Manager. Any obligation of the Owner Trustee hereunder or under any other Operative Agreement or other document contemplated herein may be performed by the Depositor or the Manager and any such performance shall not be construed as a revocation of the trusts created hereby.

     SECTION 13.13 Conflict with Indenture and Pledged Security Agreement. If this Deposit Trust Agreement (or any instructions given by the Depositor or the Certificateholders pursuant hereto) shall require that any action be taken with respect to any matter and the Indenture or any Pledged Security Agreement (or any instructions duly given in accordance with the terms thereof) shall require that a different action be taken with respect to such matter, and such actions shall be mutually exclusive, the provisions of the Indenture or such Pledged Security Agreement, in respect thereof, shall control.

     SECTION 13.14 No Implied Waiver. No term or provision of this Deposit Trust Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing entered into as provided in Section 10.1 hereof; and any such waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

     SECTION 13.15 Third Party Beneficiary. The Indenture Trustee for the benefit of the Bondholders is an intended third-party beneficiary of this Deposit Trust Agreement from and including the date hereof to the date on which the Lien on the Trust Estate created pursuant to the Indenture is satisfied, discharged and released pursuant to Article IV of the Standard Indenture Provisions.

     SECTION 13.16 References. The definitions in Article I shall apply equally to both the singular and plural forms of the terms defined. "Include", "included", "includes" and "including" shall be deemed to be followed by "without limitation". "Writing", "written" and comparable terms refer to printing, typing, lithography or other means of reproducing words in a visible form. Any agreement or instrument or any law, rule or regulation of any Governmental Authority defined or referred to in Article I means such agreement or instrument or such law, rule or regulation as from time to time amended, modified or supplemented in accordance with the terms thereof, including (in the case of agreements or instruments) by waiver or consent and (in the case of such law, rule or regulation) by succession of any comparable successor law, rule or regulation and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its successors and permitted assigns. Any term defined above by reference to any agreement or instrument or any law, rule or regulation of any Governmental Authority has such meaning whether or not such agreement, instrument of law, rule or regulation is in effect. "Deposit Trust Agreement", "hereof", "herein", "hereto", "hereunder" and comparable terms refer to this Deposit Trust Agreement (including all exhibits and schedules hereto) and not to any particular article, section, clause or other subdivision hereof or attachment hereto. References to any gender include, unless the context otherwise requires, references to all genders, and references to the singular include, unless the context other requires, references to the plural and vice versa. References in this Deposit Trust Agreement to "Article", "Section", "Clause" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, clause or subdivision of or attachment to this Deposit Trust Agreement.

     SECTION 13.17 Streit Act. Any provisions required to be contained in this Deposit Trust Agreement by Section 126 of Article 4-A of the New York Real Property Law and any provisions permitted to be contained in this Deposit Trust Agreement by Section 130-K of such Article 4-A that are necessary in order to permit the Owner Trustee to act in the manner contemplated by this Deposit Trust Agreement are hereby incorporated, and such provisions shall be in addition to those conferred or imposed by this Deposit Trust Agreement; provided, however, that to the extent that such Section 126 and/or Section 130-K shall not apply to this Deposit Trust Agreement, said Section 126 and/or Section 130-K shall not have any effect, and if said Section 126 and/or Section 130-K should at any time be repealed or cease to apply to this Deposit Trust Agreement, or be construed by judicial decision to be inapplicable, said Section 126 and/or Section 130-K shall cease to have any further effect upon the provisions of this Deposit Trust Agreement. In case of a conflict between the provisions of this Deposit Trust Agreement and any mandatory provisions of Article 4-A of the New York Real Property Law applicable to this Deposit Trust Agreement, such mandatory provisions of said Article 4-A shall prevail, provided that if said Article 4-A shall not apply to this Deposit Trust Agreement, should at any time be repealed, or cease to apply to this Deposit Trust Agreement, or be construed by judicial decision to be inapplicable, such mandatory provisions of such Article 4-A shall cease to have any further effect upon the provisions of this Deposit Trust Agreement.

     SECTION 13.18 Optional Redemption. The parties hereto hereby agree that the Trust shall exercise its optional redemption rights under Section 17 of the Terms Indenture only upon receipt of instructions to such effect from 100% of the Certificateholders.

     IN WITNESS WHEREOF, the parties hereto have caused this Deposit Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the date hereof.

                                CRIIMI MAE CMBS CORP., as Depositor
                                and initial Certificateholder,


                                By:/s/David B. Iannarone
                                   ------------------------------------
                                   Name:  David B. Iannarone
                                   Title:  Senior Vice President


                                WILMINGTON TRUST COMPANY,
                                not individually, but solely in its
                                capacity as Owner Trustee,


                                By:/s/Emmett R. Harmon
                                   ------------------------------------
                                   Name:  Emmett R. Harmon
                                   Title:  Vice President

                                   SCHEDULE 1

                         SCHEDULE OF PLEDGED SECURITIES

                                                                    Pledged
      Securitization                        Pledged                 Security
                                            Securities              Principal
                                                                    Balance*

1.    Nomura Asset Securities Corporation,  Class B-1(A)            $70,000,0000
      Commercial Mortgage Pass-Through      Class B-2                37,226,863
      Certificates, Series 1998-D6          Class B-3                37,226,863
                                            Class B-4                65,147,000
                                            Class B-5                18,613,431
                                            Class B-6                27,920,147
2.    CRIIMI Mae Trust I, Commercial        Class C                 $22,000,000
      Mortgage Bonds, Series 1996-C1        Class D                  73,000,000
                                            Class E                 100,000,000
3.    Merrill Lynch Mortgage Investors,     Class F                 $62,607,000
      Inc., Mortgage Pass-Through           Class G                  39,841,000
      Certificates, Series 1996-C2          Class H                  34,147,859
4.    First Union-Lehman Brothers           Class H                 $16,527,208
      Commercial Mortgage  Trust,           Class J                  44,070,046
      Commercial Mortgage Pass-Through      Class K                  22,035,023
      Certificates, Series 1997-C2          Class L                  27,543,779
                                            Class M                  16,526,269
5.    Asset Securitization Corporation,     Class A-CS2(IO)(B)              N/A
      Commercial Mortgage Pass-Through      Class B-1               $38,687,431
      Certificates, Series 1995-MD IV       Class B-2                67,703,006
                                            Class A-CS3(IO)                 N/A
6.    Merrill Lynch Mortgage Investors,     Class E                 $48,541,000
      Inc., Mortgage Pass-Through           Class F                  32,361,000
      Certificates, Series 1996-C1          Class G                  19,417,459
7.    Asset Securitization Corporation,     Class B-1               $43,042,284
      Commercial Mortgage Pass-Through      Class B-2                27,390,544
      Certificates, Series 1996-D3          Class B-3                 7,825,869
                                            Class B-4                15,650,746
8.    Morgan Stanley Capital I Inc.,        Class G                 $38,286,000
      Commercial Mortgage Pass-Through      Class H(C)                7,830,750
      Certificates, Series 1998-WF1         Class J(D)               20,833,750
                                            Class K(E)                7,830,000
                                            Class L(F)               18,273,257
9.    Commercial Mortgage Acceptance        Class F2                $40,909,000
      Corp., Commercial Mortgage            Class G                  50,909,929
      Pass-Through Certificates,
      Series 1997-ML1

                                                                    Pledged
      Securitization                        Pledged                 Security
                                            Securities              Principal
                                                                    Balance*

10.   First Union-Lehman Brothers           Class F(G)              $10,800,000
      Commercial Mortgage Trust,            Class G                  13,054,813
      Commercial Mortgage Pass-Through      Class H                  26,108,964
      Certificates, Series 1997-C1          Class J                  13,054,483
                                            Class K                  26,108,964
11.   J.P. Morgan Commercial Mortgage       Class F                 $39,820,000
      Finance Corp., Mortgage Pass-Through  Class G                  19,910,000
      Certificates, Series 1998-C6          Class H                   5,973,000
                                            Class NR(H)              12,400,000
12.   Merrill Lynch Mortgage Investors,     Class F(I)              $25,727,970
      Inc., Mortgage Pass-Through           Class G                   8,408,000
      Certificates, Series 1997-C1          Class H                  16,816,000
                                            Class J                  21,019,856
13.   DLJ Mortgage Acceptance Corp.,        Class B-3               $30,600,000
      Commercial Mortgage Pass-Through      Class B-4                17,800,000
      Certificates, Series 1996-CF2         Class C(J)               16,890,000
14.   Mortgage Capital Funding, Inc.,       Class G                  $8,705,772
      Multifamily/Commercial Mortgage       Class H                  19,587,989
      Pass-Through Certificates,            Class J                  10,882,216
      Series 1997-MC2                       Class K                  17,411,549

15.   LB Commercial Conduit Mortgage        Class F                 $21,846,137
      Trust II, Multiclass Pass-Through     Class G                  13,902,087
      Certificates, Series 1996-C2          Class H                   5,958,037
                                            Class J                   9,930,062

16.   Mortgage Capital Funding, Inc.,       Class F(K)              $10,000,000
      Multifamily/Commercial Mortgage       Class G                   6,585,416
      Pass-Through Certificates, Series     Class H                  13,170,833
      1997-MC1                              Class J                   9,878,125
                                            Class K                   6,585,420
17.   Merrill Lynch Mortgage Investors,     Class F(L)               $3,437,250
      Inc., Mortgage Pass-Through           Class G                   6,863,000
      Certificates, Series 1997-C2          Class H                  12,011,000
                                            Class J                   6,864,000
                                            Class K                  13,726,931
18.   DLJ Mortgage Acceptance Corp.,        Class B-4               $19,900,000
      Commercial Mortgage Pass-Through      Class B-5                 3,300,000
      Certificates, Series 1997-CF2         Class C(M)               15,941,168

                                                                    Pledged
      Securitization                        Pledged                 Security
                                            Securities              Principal
                                                                    Balance*

19.   Morgan Stanley Capital I Inc.,        Class F(N)               $8,450,000
      Commercial Mortgage Pass-Through      Class G(O)                3,916,000
      Certificates, Series 1997-WF1         Class H(P)                5,872,000
                                            Class J(Q)                5,871,000
                                            Class K(R)                3,916,971
20.   Lehman Pass-Through Securities        Class 1                  $3,247,664
      Inc., Trust Certificates,
      Series 1994-A

* The aggregate Security Principal Balances of the respective Pledged Securities were, in each case, calculated immediately following the Distribution Date with respect thereto in March 1998.

(A) The NASC-98-D6 Class B-1 Pledged Certificate constitutes only approximately 44.2% of the aggregate Certificate Principal Balance of all the NASC-98-D6 Class B-1 Certificates.

(B) The ASC 95-MDIV Class A-CS2(IO) Pledged Security constitutes only approximately 7.08% of the aggregate Certificate Notional Amount of all the ASC 95-MDIV Class A-CS2(IO) Certificates.

(C) The MSCI 98-WF1 Class H Pledged Security constitutes approximately 75% of the aggregate Certificate Principal Balance of all the MSCI 98-WF1 Class H Certificates.

(D) The MSCI 98-WF1 Class J Pledged Security constitutes approximately 75% of the aggregate Certificate Principal Balance of all the MSCI 98-WF1 Class J Certificates.

(E) The MSCI 98-WF1 Class K Pledged Security constitutes approximately 75% of the aggregate Certificate Principal Balance of all the MSCI 98-WF1 Class K Certificates.

(F) The MSCI 98-WF1 Class L Pledged Security constitutes approximately 75% of the aggregate Certificate Principal Balance of all the MSCI 98-WF1 Class L Certificates.

(G) The FULBCMT 97-C1 Class F Pledged Security constitutes only approximately 15% of the aggregate Certificate Principal Balance of all the FULBCMT 97-C1 Class F Certificates.

(H) The JPMCMFC 98-C6 Class NR Pledged Security constitutes approximately 88.9% of the aggregate Certificate Principal Balance of all the JPMCMFC 98-C6 Class NR Certificates.

(I) The MLMI 97-C1 Class F Pledged Security constitutes approximately 51% of the aggregate Certificate Principal Balance of all the MLMI 97-C1 Class F Certificates.

(J) The DLJMAC 96-CF2 Class C Pledged Security constitutes approximately 95% of the aggregate Certificate Principal Balance of all the DLJMAC 97-CF2 Class C Certificates.

(K) The MCFI 97-MC1 Class F Pledged Security constitutes only approximately 23.5% of the aggregate Certificate Principal Balance of all the MCFI 97-MC1 Class F Certificates.

(L) The MLMI 97-C2 Class F Pledged Security constitutes only approximately 9.11% of the aggregate Certificate Principal Balance of all the MLMI 97-C2 Class F Certificates.

(M) The DLJMAC 97-CF2 Class C Pledged Security constitutes approximately 96.7% of the aggregate Certificate Principal Balance of all the DLJMAC 97-CF2 Class C Certificates.

(N) The MSCI 97-WF1 Class F Pledged Security constitutes only approximately 25.2% of the aggregate Certificate Principal Balance of all the MSCI 97-WF1 Class F Certificates.

(O) The MSCI 97-WF1 Class G Pledged Security constitutes approximately 70% of the aggregate Certificate Principal Balance of all the MSCI 97-WF1 Class G Certificates.

(P) The MSCI 97-WF1 Class H Pledged Security constitutes approximately 70% of the aggregate Certificate Principal Balance of all the MSCI 97-WF1 Class H Certificates.

(Q) The MSCI 97-WF1 Class J Pledged Security constitutes approximately 70% of the aggregate Certificate Principal Balance of all the MSCI 97-WF1 Class J Certificates.

(R) The MSCI 97-WF1 Class K Pledged Security constitutes approximately 70% of the aggregate Certificate Principal Balance of all the MSCI 97-WF1 Class K Certificates.

                                   EXHIBIT A-1


                     FORM OF CLASS A OWNER TRUST CERTIFICATE


                      CRIIMI MAE COMMERCIAL MORTGAGE TRUST


                         CLASS A OWNER TRUST CERTIFICATE

evidencing a non-assessable, fully paid ___% interest in the Class A Owner Trust Certificates, which, collectively with the Class B and Class R Owner Trust Certificates, evidence the entire benefit ownership interest in CRIIMI MAE Commercial Mortgage Trust, a Delaware business trust whose assets include various subordinated certificates and bonds (the "Pledged Securities") deposited by CRIIMI MAE CMBS Corp. (the "Depositor")


Certificate Interest Rate:  7.00% per annum     Aggregate Certificate Principal
                                                Balance of the Class A Owner
                                                Trust Certificates as of the
                                                Closing Date:  $
                                                                -------------

Date of Deposit Trust                           Percentage Interest in Related
                                                Class Evidenced by this Class A
                                                Owner
Agreement:  May 8, 1998                         Trust Certificate:  _____%

First Payment Date:  July 2, 1998               Closing Date:  May 8, 1998

Depositor and Initial Holder of the Owner       Owner Trustee:  Wilmington Trust
Trust Certificates:  CRIIMI MAE CMBS Corp.      Company

Owner Trust Certificate No.  A-___

     THIS OWNER TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE DEPOSITOR, THE OWNER TRUSTEE, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OTHER PERSON, NEITHER THIS OWNER TRUST CERTIFICATE NOR THE PLEDGED SECURITIES ARE INSURED OR GUARANTEED, IN WHOLE OR IN PART, BY ANY GOVERNMENTAL ENTITY OR INSTRUMENTALITY OR ANY PRIVATE INSURER OR GUARANTOR.

     THIS OWNER TRUST CERTIFICATE IS SUBJECT TO VARIOUS TRANSFER RESTRICTIONS DESCRIBED HEREIN.

     This Owner Trust Certificate is issued pursuant to, and in accordance with, the terms of a Deposit Trust Agreement, dated as of May 8, 1998 (the "Deposit Trust Agreement"; terms not otherwise defined herein shall have the meanings assigned to those terms in the Deposit Trust Agreement), between CRIIMI MAE CMBS Corp., as depositor (in such capacity, the "Depositor") and initial Certificateholder and Wilmington Trust Company as Owner Trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which are set forth herein. This Owner Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Deposit Trust Agreement, to which Deposit Trust Agreement the holder of this Owner Trust Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. In the event of a conflict between the provisions of this Owner Trust Certificate and those of the Deposit Trust Agreement, the provisions of the Deposit Trust Agreement shall control.

     This certifies that _____________________, is the registered owner of the beneficial interest evidenced by this Owner Trust Certificate in the trust established pursuant to the Deposit Trust Agreement and designated as CRIIMI MAE Commercial Mortgage Trust (the "Trust"). The assets of the Trust include various subordinated pass-through certificates and subordinated bonds (the "Pledged Securities").

     Except to the extent of their execution and authentication, respectively, of the Owner Trust Certificates, the Owner Trustee and the Certificate Registrar make no representation or warranty as to any of the statements contained herein or the validity or sufficiency of this Owner Trust Certificate, the Pledged Securities or the assets in which the Pledged Securities evidence interests. The Owner Trustee has executed this Owner Trust Certificate in its limited capacity as Owner Trustee under the Deposit Trust Agreement, and the Certificate Registrar has authenticated this Owner Trust Certificate in its limited capacity as Certificate Registrar under the Deposit Trust Agreement.

     Distributions on the Certificates will be made, to the extent of available funds, on the second business day following the end of each "Collection Period", which shall be the period commencing immediately following the end of the prior such period (or, in the case of the initial Collection Period, commencing on and including June 1, 1998) and ending on and including the next succeeding CMM 96-C1 Payment Date that follows the commencement of such period. The CMM 96-C1 Payment Date means, the 30th day (or, in the case of February, the 28th day) of each month or, if any such day is not a Business Day, then on the next succeeding Business Day (each, a "Payment Date"), commencing July 2, 1998. As more fully described in the

Deposit Trust Agreement, distributions allocable to interest on the Class A Certificates will be made on each Payment Date up to the Accrued Certificate Interest in respect of the Class A Certificates for the related Payment Date and, to the extent not previously paid, for all prior Payment Dates. As and to the extent described in the Deposit Trust Agreement, distributions of interest on the Class A Certificates will be limited to the amount available for such purpose in the Certificate Account.

     Upon the retirement of all of the Bonds, the holders of the Class A Certificate will receive payments in respect of principal on each Payment Date, up to (subject to available funds) an amount equal to the Aggregate Certificate Principal Amount of the Class A Certificates immediately prior to such Payment Date.

     Pursuant to the Deposit Trust Agreement, all payments made with respect to any Class of Owner Trust Certificates on any Payment Date shall be allocated pro rata among such Owner Trust Certificates based upon their respective Percentage Interests. Payments to the Certificateholders on each Payment Date will be made to the Certificateholders of record on the related Record Date. Payments to any Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Owner Trustee in writing at least five Business Days prior to the related Record Date and if such Certificateholder is the registered owner of Owner Trust Certificates representing at least a 33-1/3% Percentage Interest in any Class thereof, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final payment on each Owner Trust Certificate will be made in like manner, but only upon presentment and surrender of such Owner Trust Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final payment.

     This Owner Trust Certificate is one of a duly authorized issue of Owner Trust Certificates designated as CRIIMI MAE Commercial Mortgage Trust, Owner Trust Certificates, representing a fractional undivided beneficial interest in a Trust Estate consisting of (a) the Pledged Securities and all payments thereon from and after the commencement of the initial Collection Period, (b) the Operative Agreements (i) to which the Depositor is a party or (ii) of which the Depositor is a third party beneficiary, including the right to receive all income on the Pledged Securities, (iii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and (iv) all proceeds of every kind and nature whatsoever in respect thereof, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of the foregoing, subject, to the Lien in favor of the Indenture Trustee.

     This Owner Trust Certificate does not purport to summarize the Deposit Trust Agreement and reference is made to the Deposit Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby and the rights, duties and immunities of the Owner Trustee.

     No sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, unless the Depositor (or, if the Depositor no longer exists, 100% of the other Certificateholders) shall consent in writing to such sale, transfer or other disposition. The Depositor (or any such other Certificateholder) shall be entitled to request from the parties interested in effecting such sale, transfer or other disposition, and to rely upon, a certification of facts and/or an opinion of counsel which establishes to the satisfaction of the Depositor (or such other Certificateholders) that such sale, transfer or other disposition is permissible under applicable law and the Operative Agreements.

     No transfer, sale, pledge or other disposition of this Owner Trust Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the 1933 Act and any applicable state securities laws, or is otherwise made in accordance with the 1933 Act and such state securities laws. Neither the Trust nor any trust fund in which a Pledged Security evidences a beneficial ownership interest has been registered as an investment company under the 1940 Act, and no transfer of an Owner Trust Certificate may be made (i) to any Person other than a QIB or an Affiliate of the Trust or (ii) to any Person that would require the Trust or any such trust fund to be registered as an investment company under the 1940 Act. No transfer of this Owner Trust Certificate or any interest herein shall be made (A) to any "employee benefit plan" as defined in Section 3(3) of ERISA that is subject to Title I of ERISA or a "plan" as defined in Section 4975 of the Code that is subject to Section 4975 of the Code or any entity deemed for any purpose of ERISA or Section 4975 of the Code to hold assets of any such employee benefit plan or plan or any entity deemed for any purpose of ERISA or Section 4975 of the Code to hold assets of any such employee benefit plan or plan (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Owner Trust Certificate or interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

     No sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, if such sale, transfer or other disposition would result in the Trust ceasing to be a qualified REIT subsidiary within the meaning of Section 856(i) of the Code.

     For so long as the Bonds are outstanding and the Lien of the Indenture has not been satisfied and discharged, no sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, unless the Owner Trustee shall have received written confirmation from each Rating Agency to the effect that such sale, transfer or other disposition will not result in the qualification, downgrade or withdrawal of any then current rating on the Bonds.

     No assignment, conveyance or other transfer of this Owner Trust Certificate shall be effective unless the transferee shall have executed and delivered to the Owner Trustee an instrument containing the transferee's agreement to be bound by the terms of the Deposit Trust Agreement.

     Prior to transfer of this Owner Trust Certificate in accordance with the foregoing and the Deposit Trust Agreement, the Owner Trustee, the Indenture Trustee and the Certificate Registrar and any agent of any of them may treat the person or entity in whose name this Owner Trust Certificate is registered as the owner hereof for the purpose of receiving distributions pursuant to the Deposit Trust Agreement, pursuant to the Indenture and for all other purposes whatsoever, and neither the Owner Trustee, the Indenture Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

     As provided in the Deposit Trust Agreement and subject to certain limitations herein and therein set forth, this Owner Trust Certificate is exchangeable for other Owner Trust Certificates of the same Class in authorized documents representing a like aggregate Percentage Interest, as requested by the Certificateholder surrendering the same.

     No service charge will be made to a Certificateholder for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Deposit Trust Agreement permits, with certain exceptions therein provided, the amendment of the Deposit Trust Agreement and the modification of the rights of the Certificateholders at any time by the Owner Trustee with the consent of Certificateholders entitled to a majority of the Voting Rights
(except as provided in the Deposit Trust Agreement). Any consent by the Certificateholder of this Owner Trust Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Owner Trust Certificate.

     The obligations created by the Deposit Trust Agreement shall not terminate until the Bonds have been paid in full and the Lien on the Trust Estate created by the Indenture has been released; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     Unless the Certificate of Authentication on this Owner Trust Certificate has been executed by or on behalf of the Certificate Registrar, by manual signature, this Owner Trust Certificate shall not be entitled to any benefit under the Deposit Trust Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Owner Trustee has caused this Owner Trust Certificate to be duly executed.

                                WILMINGTON TRUST COMPANY,
                                not individually, but solely in its capacity as Owner Trustee


                                -----------------------------------------------
                                Authorized Officer


This is one of the Owner Trust Certificates referred to in the within-referenced Deposit Trust Agreement.

Date:  _________________

WILMINGTON TRUST COMPANY
not individually, but solely in its capacity as Certificate Registrar


-------------------------------------------
           Authorized Officer

                                   ASSIGNMENT



     FOR  VALUE  RECEIVED,  the  undersigned   ("Assignor(s)")  hereby  sell(s),
assign(s) and transfer(s) unto

------------------------------------------------------------------------------
------------------------------------------------------------------------------
---------------------- [(Please print or type name(s) and address(es), including postal zip code of assignees(s)] ("Assignee(s)") that portion of the interest in the Trust represented by the within Owner Trust Certificate set forth below and hereby authorize(s) the transfer and registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust.

I (we) further direct the Certificate Registrar to issue a new Owner Trust Certificate of the same Class for that portion of other interest in the Trust represented by the within Owner Trust Certificate set forth below to the above-named Assignee(s) and deliver such Owner Trust Certificate to the following address: ------------------------------------------------
-----------------------------------------------------------------------------:
to issue a new Owner Trust Certificate of the same Class for the remainder of the interest in the Trust represented b the within Owner Trust Certificate to the Assignor(s) and deliver such Owner Trust Certificate to the following address: -----------------------------
-----------------------------------------------------------------------------:
and to cancel the within Owner Trust Certificate.

Date:
     ----------            -------------------------------------------------
                           Signature by or on behalf of Assignor(s)


Percentage Interest
Transferred:
            --------       -------------------------------------------------
                                    Taxpayer Identification Number

                                   EXHIBIT A-2


                     FORM OF CLASS R OWNER TRUST CERTIFICATE


                      CRIIMI MAE COMMERCIAL MORTGAGE TRUST


                         CLASS R OWNER TRUST CERTIFICATE

         evidencing a non-assessable, fully paid ___% interest in the Class B Owner Trust Certificates, which, collectively with the Class A and Class R Owner Trust Certificates, evidence the entire beneficial ownership interest in CRIIMI MAE Commercial Mortgage Trust , a Delaware business trust whose assets include various subordinated certificates and bonds (the "Pledged Securities") deposited by CRIIMI MAE CMBS Corp., Inc. (the "Depositor")

Date of Deposit Trust                      Percentage Interest in Related Class
Evidenced
Agreement: May 8, 1998                     by this Class R Owner Trust
                                           Certificate: ____%
First Payment Date: July 2, 1998
                                           Closing Date: May 8, 1998
Depositor and Initial Holder of
the Owner Trust Certificates:              Owner Trustee: Wilmington Trust
CRIIMI MAE CMBS Corp., INC.                Company

Owner Trust Certificate No.R-_____

     THIS OWNER TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE DEPOSITOR, THE OWNER TRUSTEE, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OTHER PERSON. NEITHER THIS OWNER TRUST CERTIFICATE NOR THE PLEDGED SECURITIES ARE INSURED OR GUARANTEED, IN WHOLE OR IN PART, BY ANY GOVERNMENTAL ENTITY OR INSTRUMENTALITY OR ANY PRIVATE INSURER OR GUARANTOR.

     THIS OWNER TRUST CERTIFICATE IS SUBJECT TO VARIOUS TRANSFER RESTRICTIONS DESCRIBED HEREIN.

     This Owner Trust Certificate is issued pursuant to, and in accordance with, the terms of a Deposit Trust Agreement, dated as of May 8, 1998 (the "Deposit Trust Agreement"; terms not otherwise defined herein shall have the meanings assigned to those terms in the Deposit Trust Agreement), between CRIIMI MAE CMBS Corp., Inc. as depositor (in such capacity, the "Depositor") and initial Certificateholder and Wilmington Trust Company as Owner Trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which are set forth herein. This Owner Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Deposit Trust agreement, to which Deposit Trust Agreement the holder of this Owner Trust Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. In the event of a conflict between the provisions of this Owner Trust Certificate and those of the Deposit Trust Agreement, the provisions of the Deposit Trust Agreement shall control.

     This certifies that ___________________________ is the registered owner of the beneficial interest evidenced by this Owner Trust Certificate in the trust established pursuant to the Deposit Trust Agreement and designated as CRIIMI MAE Commercial Mortgage Trust (the "Trust"). The assets of the Trust include various subordinated pass-through certificates and subordinated bonds (the "Pledged Securities").

     Except to the extent of their execution and authentication, respectively, of the Owner Trust Certificates, the Owner Trustee and the Certificate Registrar make no representation or warranty as to any of the statements contained herein or the validity or sufficiency of this Owner Trust Certificate, the Pledged Securities or the assets in which the Pledged Securities evidence interests. The Owner Trustee has executed this Owner Trust Certificate in its limited capacity as Owner Trustee under the Deposit Trust Agreement, and the Certificate Registrar has authenticated this Owner Trust Certificate in its limited capacity as Certificate Registrar under the Deposit Trust Agreement.

     Distributions on the Certificates will be made, to the extent of available funds, on the second business day following the end of each "Collection Period", which shall be the period commencing immediately following the end of the prior such period (or, in the case of the initial Collection Period, commencing on and including June 1, 1998) and ending on and including the next succeeding CMM 96-C1 Payment Date that follows the commencement of such period. The CMM 96-C1 Payment Date means, the 30th day (or, in the case of February, the 28th day) of each month or, if any such day is not a Business Day, then on the next succeeding Business Day (each, a "Payment Date"), commencing July 1, 1998. As more fully described in the

Deposit Trust Agreement, distributions on the Class R Certificates will be in an amount equal to the remaining portion, if any, of the Certificateholder Funds for each Payment Date after making all payments on the Class B and Class A Certificates.

     Pursuant to the Deposit Trust Agreement, all payments made with respect to any Class of Owner Trust Certificates on any Payment Date shall be allocated pro rata among such Owner Trust Certificates based upon their respective Percentage Interests. Payments to the Certificateholders on each Payment Date will be made to the Certificateholders of record on the related Record Date. Payments to any Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Owner Trustee in writing at least five Business Days prior to the related Record Date and if such Certificateholder is the registered owner of Owner Trust Certificates representing at least a 33-1/3% Percentage Interest in any Class thereof, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final payment on each Owner Trust Certificate will be made in like manner, but only upon presentment and surrender of such Owner Trust Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final payment.

     This Owner Trust Certificate is one of a duly authorized issue of Owner Trust Certificates designated as CRIIMI MAE Commercial Mortgage Trust, Owner Trust Certificates, representing a fractional undivided beneficial interest in a Trust Estate consisting of (a) the Pledged Securities and all payments thereon from and after the commencement of the initial Collection Period, (b) the Operative Agreements (i) to which the Depositor is a party or (ii) of which the Depositor is a third party beneficiary, including the right to receive all income on the Pledged Securities, (iii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and (iv) all proceeds of every kind and nature whatsoever in respect thereof, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of the foregoing, subject, to the Lien in favor of the Indenture Trustee.

     This Owner Trust Certificate does not purport to summarize the Deposit Trust Agreement and reference is made to the Deposit Trust agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby and the rights, duties and immunities of the Owner Trustee.

     No sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, unless the Depositor (or, if the Depositor no longer exists, 100% of the other Certificateholders) shall consent in writing to such sale, transfer or other disposition. The Depositor (or any such other Certificateholder) shall be entitled to request from the parties interested in effecting such sale, transfer or other disposition, and to rely upon, a certification of facts and/or an opinion of counsel which establishes to the satisfaction of the Depositor (or such other Certificateholders) that such sale, transfer or other disposition is permissible under applicable law and the Operative Agreements.

     No transfer, sale, pledge or other disposition of this Owner Trust Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the 1933 Act and any applicable state securities laws, or is otherwise made in accordance with the 1933 Act and such state securities laws. Neither the Trust nor any trust fund in which a Pledged Security evidences a beneficial ownership interest has been registered as an investment company under the 1940 Act, and no transfer of an Owner Trust Certificate may be made (i) to any Person other than a QIB or an Affiliate of the Trust or (ii) to any Person that would require the Trust or any such trust fund to be registered as an investment company under the 1940 Act. No transfer of this Owner Trust Certificate or any interest herein shall be made (A) to any "employee benefit plan" as defined in Section 3(3) of ERISA that is subject to Title I of ERISA or a "plan" as defined in Section 4975 of the Code that is subject to Section 4975 of the Code or any entity deemed for any purpose of ERISA or Section 4975 of the Code to hold assets of any such employee benefit plan or plan (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Owner Trust Certificate or interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

     No sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, if such sale, transfer or other disposition would result in the Trust ceasing to be a qualified REIT subsidiary within the meaning of Section 856(i) of the Code.

     For so long as the Bonds are outstanding and the Lien of the Indenture has not been satisfied and discharged no sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, unless the Owner Trustee shall have received written confirmation from each Rating Agency to the effect that such sale, transfer or other disposition will not result in the qualification, downgrade or withdrawal of any then current rating on the Bonds.

     No assignment, conveyance or other transfer of this Owner Trust Certificate shall be effective unless the transferee shall have executed and delivered to the Owner Trustee an instrument containing the transferee's agreement to be bound by the terms of the Deposit Trust Agreement.

     Prior to transfer of this Owner Trust Certificate in accordance with the foregoing and the Deposit Trust Agreement the Owner Trustee, the Indenture Trustee and the Certificate Registrar and any agent of any of them may treat the person or entity in whose name this Owner Trust Certificate is registered as the owner hereof for the purpose of receiving distributions pursuant to the Deposit Trust Agreement, pursuant to the Indenture and for all other purposes whatsoever, and neither the Owner Trustee, the Indenture Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

     As provided in the Deposit Trust Agreement and subject to certain limitations herein and therein set forth, this Owner Trust Certificate is exchangeable for other Owner Trust Certificates of the same Class in authorized denominations representing a like aggregate Percentage Interest, as requested by the Certificateholder surrendering the same.

     No service charge will be made to a Certificateholder for any such registration of transfer of exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Deposit Trust Agreement permits, with certain exceptions therein provided, the amendment of the Deposit Trust Agreement and the modification of the rights of the Certificateholders at any time by the Owner Trustee with the consent of the Certificateholders entitled to a majority of the Voting Rights (except as provided in the Deposit Trust Agreement). Any consent by the Certificateholder of this Owner Trust Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Owner Trust Certificate.

     The obligations created by the Deposit Trust Agreement shall not terminate until the Bonds have been paid in full and the Lien on the Trust Estate created by the Indenture has been released; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living of the date hereof.

     Unless the Certificate of authentication on this Owner Trust Certificate has been executed by or on behalf of the Certificate Registrar, by manual signature, this Owner Trust Certificate shall not be entitled to any benefit under the Deposit Trust Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Owner Trustee has caused this Owner Trust Certificate to be duly executed.


                            WILMINGTON TRUST COMPANY,
                            not individually, but solely in its capacity as Owner Trustee


                            -------------------------------------
                                     Authorized Officer


This is one of the Owner Trust Certificates referred to in the within-referenced Deposit Trust Agreement.

Date:

WILMINGTON TRUST COMPANY
not individually, but solely in its capacity as Certificate Registrar


--------------------------------------
          Authorized Officer

                                   ASSIGNMENT



FOR  VALUE  RECEIVED,  the  undersigned   ("Assignor(s)")  hereby  sell(s),
assign(s) and transfer(s) unto
                               -------

     [(Please print or type name(s) and address(es), including postal zip code of assignee(s)] ("Assignee(s)") that portion of the interest in the Trust represented by the within Owner Trust Certificate set forth below and hereby authorize(s) the transfer and registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust.

I (we) further direct the Certificate Registrar to issue a new Owner Trust Certificate of the same Class for that portion of the interest in the Trust represented by the within Owner Trust Certificate set forth below to the above-named Assignee(s) and deliver such Owner Trust Certificate to the following address:


                                                    :  to issue a new
                                                     Owner Trust Certificate
                                                     of the same Class for the
                                                     remainder of the interest
                                                     in the Trust represented
                                                     by the within Owner Trust
                                                     Certificate to the
                                                     Assignor(s) and deliver to
                                                     such Owner Trust
                                                     Certificate to the
                                                     following address:

                                                     --------------------------

                           : and to cancel the within Owner Trust Certificate.

Date:
      -----------------------------------------------------------------------
                    Signature by or on behalf of Assignor(s)


Percentage Interest
Transferred:
              --------------------------------------------------------------
                          Taxpayer Identification Number